UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10491

Nuveen Real Estate Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 December 2021

Nuveen Closed-End Funds

JRS	Nuveen Real Estate Income Fund
JRI	Nuveen Real Asset Income and Growth Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Annual Report

IMPORTANT DISTRIBUTION NOTICE

for Shareholders of the Nuveen Real Estate Income Fund (JRS)

Annual Shareholder Report for the period ending December 31, 2021

The Nuveen Real Estate Income Fund (JRS) seeks to offer attractive cash flow to its shareholders, by converting the expected long-term total return potential of the Fund’s investments in REITs into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Fund uses to achieve this.

The Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Fund’s regular common share distributions (presently $0.1900 per share) may be derived from a variety of sources, including:

•	distributions from portfolio companies (REITs),

•	realized capital gains or,

•	possibly, returns of capital representing in certain cases unrealized capital appreciation.

Such distributions are sometimes referred to as “managed distributions.” The Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which the Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Fund’s Managed Distribution Policy could change.

When it pays a distribution, the Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy. The Fund’s actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Fund’s actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause the Fund to terminate its Managed Distribution Policy.

Chair’s Letter to Shareholders

Dear Shareholders,

We have seen a nearly full recovery in the economy and began to approach more normalcy in our daily lives, enabled by unprecedented help from governments and central banks and the development of effective COVID-19 vaccines and therapies.

As crisis-related monetary and fiscal supports are phasing out, global economic growth is expected to moderate from post-pandemic peak growth toward a more sustainable pace of expansion. In the U.S., the rapid rebound in the economy has pushed consumer prices higher, and ongoing supply chain disruptions have kept the inflation rate elevated for longer than expected. With the economy and employment on strong footing, the Federal Reserve is ending its pandemic bond buying program and will begin raising short-term interest rates in 2022 to help keep inflation in check. The Fed now faces the challenge of counteracting inflation pressures without stifling economic growth, which the markets will be watching closely. On the fiscal side, government spending will be lower from here, but the U.S. will begin funding projects with the $1.2 trillion Infrastructure Investment and Jobs Act enacted on November 15, 2021, and Europe, Japan and China are also expected to roll out fiscal support in 2022.

Inflation levels, the timing of monetary policy normalization and the global economy’s response to tighter financial conditions will be a key focus in the markets. We anticipate periodic volatility as markets digest incoming data on these impacts, as well as COVID-19 headlines, as there is still uncertainty about the course of the pandemic. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

To learn more about how your portfolio can take advantage of new opportunities arising from the normalizing global economy, we encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

February 22, 2022

Portfolio Managers’ Comments

Nuveen Real Estate Income Fund (JRS)

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Estate Income Fund (JRS) features portfolio management by a team of real estate investment professionals at Security Capital Research & Management Incorporated (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Company. Anthony R. Manno Jr., Kenneth D. Statz, Kevin W. Bedell and Nathan J. Gear, CFA, lead the team.

Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are Jay L. Rosenberg, Jean C. Lin, CFA, Brenda A. Langenfeld, CFA, Tryg T. Sarsland and Benjamin T. Kerl. Effective October 1, 2021, Benjamin T. Kerl joined the Nuveen Real Asset Income and Growth Fund (JRI) portfolio management team.

Here the Funds’ portfolio management teams review economic and financial market conditions, key investment strategies and the performance of the Funds for the twelve-month reporting period ended December 31, 2021. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

What factors affected the economy and financial markets during the twelve-month reporting period ended December 31, 2021?

The U.S. economic recovery remained on course over the twelve-month reporting period, despite setbacks from the COVID-19 virus and higher-than-expected inflation readings. Since the pandemic reached the U.S. in early 2020, the federal government has enacted $5.3 trillion in crisis-related aid and the U.S. Federal Reserve (Fed) has kept borrowing rates low for businesses and individuals and kept the credit system stable. These measures, along with increasing vaccinations and improved treatments, helped the economy to reopen and activity to rebound during 2021, despite additional COVID-19 surges caused by new, more contagious variants. U.S. gross domestic product (GDP) rose at an annualized 6.9% in the fourth quarter of 2021, accelerating from 2.3% in the third quarter when the delta variant weighed on economic activity, according to the Bureau of Economic Analysis “advance” estimate. Also according to the “advance” estimate, in 2021 overall, GDP grew 5.7%, rebounding from the contraction of -3.4% in 2020.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

The return of consumer demand to the economy put upward pressure on inflation in 2021. However, as supply chains remained under stress and labor shortages continued, in part because of resurgences of the virus around the world, inflation appeared to be more durable than initially expected. The Fed responded by reducing its pandemic-era support programs and signaled that rate increases were likely in 2022. Financial markets grew more concerned about the timing and size of these monetary policy shifts and their implications for the broader economic outlook, which led to short-term volatility in interest rates and stock prices. However, strong corporate earnings and a lessening economic impact from each subsequent wave of the virus supported a more optimistic view that ultimately drove stock prices and interest rates higher over 2021.

After underperforming for most of 2020, cyclical and value areas of the market, including real estate, enjoyed a resurgence of investor interest during 2021. Investors flocked to the real estate sector, which stood to benefit as more people received vaccinations and global mobility increased, driving higher utilization and occupancy rates. With the additional backdrop of rebounding U.S. economic growth and strong broader equity returns, the U.S. real estate investment trust (REIT) common equity segment generated near-record returns in 2021. Global REITs also performed well as investors returned to the previously out-of-favor sector segment in the first half of the reporting period, but the segment did not reach the same heights as U.S. REITs. Several challenges posed headwinds for global real estate in the second half of the reporting period, including higher interest rates in the U.S. and the Evergrande Group situation in China. China Evergrande Group, one of the country’s largest and most indebted residential real estate developers, defaulted on its bonds in December 2021, which impacted property across the pan-Asian region.

Global infrastructure equities also produced solid double-digit gains over the reporting period but underlying industry returns within the sector were fairly divergent. The highly cyclical pipeline industry was a top performer based on investor anticipation of a recovery in economic activity and increased demand for crude oil as people begin to travel again. Perpetual preferred securities saw spreads continue to normalize in 2021 from significant dislocation early during the COVID-19 crisis, posting modestly positive returns but lagging REIT equities. In the fixed income market, the high yield corporate sector performed well as spreads tightened. The segment benefited from a favorable backdrop that included the economic rebound, low default rates, continued investor demand for higher yielding securities, strong corporate balance sheets and moderate net issuance supply.

Nuveen Real Estate Income Fund (JRS)

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2021?

The Fund’s investment objective is high current income and capital appreciation. The Fund invests primarily in income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies. At least 75% of the Fund’s managed assets will be in securities rated investment grade. The Fund uses leverage. Leverage is discussed in more detail later in the Fund Leverage Section of this report.

During the reporting period, Security Capital sought to maintain significant property type and geographic diversification while taking into account company credit quality, sector, and security-type allocations. Investment decisions were based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security, with a focus on securities that Security Capital believes will be best positioned to generate sustainable income and potential price appreciation over the long run. In addition to fundamental security research, the proportion of the Fund invested in common equity versus preferred, fixed income and cash investments is a key tactic Security Capital used to manage risk at the portfolio level.

How did the Fund perform during the twelve-month reporting period ended December 31, 2021?

For the twelve-month reporting period ended December 31, 2021, the Fund’s portfolio outperformed the JRS Blended

Benchmark. For the purposes of this Performance Commentary, references to relative performance are in comparison to the components of the JRS Blended Benchmark. Effective April 1, 2021, the JRS Blended Benchmark was updated to consist of: 60% Wilshire U.S. Real Estate Securities Index (WILRESI) and 40% FTSE Nareit Preferred Stock Index. Benchmark performance prior to April 1, 2021 reflects the JRS Blended Benchmark’s previous composition of: 60% Wilshire U.S. Real Estate Securities Index (WILRESI) and 40% Wells Fargo Hybrid & Preferred Securities REIT Index. These changes were made because of the decommissioning of the previously used Wells Fargo Hybrid & Preferred Securities REIT Index on March 31, 2021.

The main factors that contributed to the portfolio’s relative performance included an underweight in health care and security selection in self-storage and single-family rental. Pricing for health care companies continued to be weighed down in 2021 by the challenged operating environment for the senior living and skilled nursing segments, including depressed occupancy levels and staffing cost pressures. As a result, the portfolio’s underweight was a top contributor. Self-storage companies have outperformed during the COVID-19 crisis based on the segment’s diverse, recession-resistant demand as well as healthy balance sheets. While investors have been wary of active new supply, leasing activity in 2021 cemented some positive trends for self-storage occupancy and pricing as the transition and displacement realities of the work-from-anywhere economy have been increasingly evident in demand for self-storage. Single-family for rent fundamentals soared in 2021 as aging millennials drove demand for homes well above the supply constrained markets. Leading contributors also included an underweight in the portfolio’s health care sector holding Ventas, Inc. and investments in self-storage holding CubeSmart and single-family rental holding American Homes 4 Rent. The portfolio continues to hold these positions given the strong rent growth environment for the storage and single-family rental sectors.

The portfolio’s outperformance was partially offset by investments in the hotel sector. After a strong rebound in hotel stock pricing from COVID-19 pre-vaccine lows, investors in 2021 shifted focus to the operating pressures and uncertainties for urban, business-oriented hotels comprising a large segment of company portfolios. These issues include the extent and timing of the return of profitable business travel and international tourists, as well as margin pressure from staffing costs and availability. Host Hotels & Resorts, Inc. was the leading detractor in this sector. The Fund continues to hold the position. In the context of an improving fundamental environment, the Fund’s portfolio management team believes the current pricing of Host Hotels & Resorts, Inc. remains attractive.

Nuveen Real Asset Income and Growth Fund (JRI)

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2021?

The Fund seeks to deliver a high level of current income and long-term capital appreciation by investing in real asset-related companies across the world and the capital structure, including common stocks, preferred securities, and debt. Real asset-related companies include those engaged in owning, operating, or developing infrastructure projects, facilities, and services, as well as real estate investment trust (REITs). The Fund uses leverage. Leverage is discussed in more detail later in the Fund Leverage Section of this report.

The Fund attempts to add value versus the comparative blended performance benchmark in two ways: by re-allocating among the five main security types when the investment team sees pockets of value at differing times and, more importantly, through individual security selection. COVID vaccine announcements in late 2020 provided the catalyst for rebalancing the Fund’s sector exposures, which continued throughout 2021. By the end of the reporting period, sector exposures were more closely aligned with what investors could expect under more normal market conditions.

Throughout the reporting period, the portfolio management team increased the Fund’s equity exposure, shifting from an underweight to an overweight relative to the blended benchmark. Pipelines within infrastructure equity represented the largest increase, an area that has been positively impacted by the economic recovery, higher commodity prices and

Portfolio Managers’ Comments (continued)

attractive valuations. Within real estate equity, the portfolio management team increased retail, net lease, office and gaming exposures to capitalize on the economic reopening theme. Industrial equities remained an area of focus for the Fund because the segment continued to demonstrate strong underlying fundamentals. The preferred securities and high yield debt segments served as sources of funds for the equity increases and ended the reporting period as underweights relative to the blended benchmark. Valuations were less attractive in these areas as spreads continued to narrow and yield characteristics in the equity universe became more attractive in relative terms. These segments also have higher sensitivity to changes in interest rates relative to the equity universe.

How did the Fund perform during the twelve-month reporting period ended December 31, 2021?

For the twelve-month reporting period ended December 31, 2021, the Fund’s portfolio outperformed the JRI Blended Benchmark. For the purposes of this Performance Commentary, references to relative performance are in comparison to the JRI Blended Benchmark. Effective April, 1, 2021, the JRI Blended Benchmark was updated to consist of: 1) 25% FTSE EPRA Nareit Developed Index (Net), 2) 22% S&P Global Infrastructure Index (Net), 3) 20% ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index, 4) 13% FTSE Nareit Preferred Stock Index and 5) 20% Bloomberg U.S. Corporate High Yield Bond Index. These changes were made because of the decommissioning of the previously used Wells Fargo Hybrid & Preferred Securities REIT Index on March 31, 2021, and to better reflect the securities held in the Fund and its actual and expected positioning.

During the reporting period, the Fund’s portfolio benefited from security selection within infrastructure equities, real estate preferred securities and infrastructure preferreds. Stock selection was favorable among infrastructure equities primarily led by the portfolio’s lack of exposure to airports, an overweight to electric transmission stocks and an underweight to toll roads. Although the airport group enjoyed a rebound in December 2021, overall it lagged for the reporting period as concerns around COVID-19 vaccination rates and the omicron variant weighed on transportation related stocks. This segment represents a material weight in the infrastructure index, while the portfolio typically contains limited or no exposure to airport stocks because of their lower dividend yields.

Within the portfolio’s real estate preferred exposure, an underweight to self-storage contributed to performance as preferred shares in that space dramatically underperformed their equity counterparts. The portfolio’s security selection in the infrastructure preferred category was also favorable, although an overweight to the sector offset some of the positive performance. The portfolio’s preference for institutional preferred securities and fixed-to-fixed or fixed-to-floating rate structures also aided performance. These securities typically exhibit lower interest rate sensitivity and were generally less impacted by rising interest rates.

Debt holdings within the Fund’s portfolio detracted modestly from relative performance. The portfolio’s overweight to utilities was the primary reason for the underperformance as the group fell short of many other areas that stand to benefit more from the anticipated economic recovery. Investors may have also been expecting further weakness from the utilities segment because of the potential for corporate tax hikes under the Biden administration, which could affect utilities more adversely relative to other higher growth sectors.

During the reporting period, the Fund continued to use interest rate futures to partially hedge the portfolio against movements in interest rates. The interest rate futures had a negligible impact on performance during the reporting period.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRAGEGY ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to its comparative benchmarks was the Funds’ use of leverage through bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Funds’ use of leverage had a positive impact on total return performance during this reporting period.

The Funds also continued to use interest rate swap contracts to partially hedge the interest cost of leverage. The impact of the swap contracts on total return performance was positive during this reporting period.

As of December 31, 2021, the Funds’ percentages of leverage are as shown in the accompanying table.

	JRS	JRI
Effective Leverage*	27.39%	29.29%
Regulatory Leverage*	27.39%	29.29%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As noted previously, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of January 1, 2021	Draws	Paydowns	Outstanding Balance as of December 31, 2021	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of February 25, 2022
JRS	$110,000,000	$34,000,000	$ —	$144,000,000	$126,190,411	$ —	$ —	$144,000,000
JRI	$166,035,000	$31,900,000	$ —	$197,935,000	$182,092,260	$ —	$ —	$197,935,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Common Share Information

JRS DISTRIBUTION INFORMATION

The following 19(a) Notice presents JRS’s most current distribution information as of November 30, 2021 as required by certain exempted regulatory relief the Fund has received.

Because the ultimate tax character of your distributions depends on the Fund’s performance for its entire fiscal year (which is the calendar year for the Fund) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Fund’s IRS Form 1099 statement.

DISTRIBUTION INFORMATION – AS OF NOVEMBER 30, 2021

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

The Fund may in certain periods distribute more than its income and net realized capital gains. In such instances, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of November 30, 2021

		Estimated Per Share Sources of Distribution[1]				Estimated Percentage of the Distribution[1]
JRS (FYE 12/31)	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
Current Quarter	$0.1900	$0.0056	$0.0595	$0.1248	$0.0000	3.0%	31.3%	65.7%	0.0%
Fiscal YTD	$0.7600	$0.0225	$0.2382	$0.4994	$0.0000	3.0%	31.3%	65.7%	0.0%

[1]

Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. JRS owns REIT securities which attribute their distributions to various sources including NII, gains, and return of capital. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

The following table provides information regarding JRS’ distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of November 30, 2021

				Annualized		Cumulative
JRS (FYE 12/31) Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV[1]	Fiscal YTD Return on NAV	Fiscal YTD Dist Rate on NAV[1]
Nov 2001	$0.1900	$0.7600	$12.32	10.34%	6.17%	34.48%	6.17%

[1]	As a percentage of 11/30/21 NAV.

DISTRIBUTION INFORMATION – AS OF DECEMBER 31, 2021

The following tables provide information regarding the Fund’s common share distributions and total return performance for the fiscal year ended December 31, 2021. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet its distributions.

Data as of December 31, 2021

		Per Share Sources of Distribution				Percentage of the Distribution
JRS (FYE 12/31)	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]
Fiscal YTD	$0.7600	$0.2039	$0.3979	$0.1582	$0.0000	26.83%	52.35%	20.82%	0.00%

		Annualized
JRS (FYE 12/31) Inception Date	Net Asset Value (NAV)	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV
Nov 2001	$13.22	46.38%	11.33%	5.75%

[1]

Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

JRI’s DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2021, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications. This notice provides shareholders with information regarding Fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of the distribution or from the terms of the Fund’s Managed Distribution Policy.

The Fund may in certain periods distribute more than its income and net realized capital gains, and the Fund currently estimates that it has done so for the fiscal year-to-date period. In such instances, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Common Share Information (continued)

The following tables provide information regarding the Fund’s common share distributions and total return performance for the fiscal year ended December 31, 2021. This information is intended to help you better understand whether the Funds’ returns for the specified time period were sufficient to meet its distributions.

Data as of December 31, 2021

		Per Share Sources of Distribution				Percentage of the Distribution
JRI (FYE 12/31)	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]
Fiscal YTD	$1.1580	$1.0889	$0.0000	$0.0000	$0.0691	94.03%	0.00%	0.00%	5.97%

		Annualized
JRI (FYE 12/31) Inception Date	Net Asset Value (NAV)	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV
Apr 2012	$17.41	17.73%	6.54%	6.65%
[1]

Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2021, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of December 31, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table.

	JRS	JRI
Common shares cumulatively repurchased and retired	0	206,500
Common shares authorized for repurchase	2,885,000	2,745,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of December 31, 2021, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows.

	JRS	JRI
Common share NAV	$13.22	$17.41
Common share price	$12.82	$16.12
Premium/(Discount) to NAV	(3.03)%	(7.41)%
Average premium/(discount) to NAV	(7.65)%	(8.91)%

THIS PAGE INTENTIONALLY LEFT BLANK

JRS	Nuveen Real Estate Income Fund Performance Overview and Holding Summaries as of December 31, 2021

Refer to the Glossary of Terms Used in this Report for further definitions of terms used in this section.

Average Annual Total Returns as of December 31, 2021

	Average Annual
	1-Year	5-Year	10-Year
JRS at Common Share NAV	46.38%	11.33%	11.89%
JRS at Common Share Price	62.73%	12.56%	11.07%
Wilshire U.S. Real Estate Securities Index (WILRESI)	46.11%	11.05%	11.64%
JRS Blended Benchmark[1,2]	29.21%	9.57%	9.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of December 31, 2021 – Common Share Price

1	For purposes of Fund performance, relative results are measured against this benchmark/index.
2

JRS Blended Benchmark consists of: Effective April 1, 2021, and thereafter: 1) 60% Wilshire U.S. Real Estate Securities Index (WILRESI) and 2) 40% FTSE Nareit Preferred Stock Index. Prior to April 1, 2021: 1) 60% Wilshire U.S. Real Estate Securities Index (WILRESI) and 2) 40% Wells Fargo Hybrid & Preferred Securities REIT Index (index was discontinued on April 1, 2021). Refer to the Glossary of Terms Used in This Report for further details on the Fund’s Blended Benchmark compositions.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	90.8%
Real Estate Investment Trust Preferred Stocks	36.8%
Corporate Bonds	4.6%
Repurchase Agreements	6.1%
Other Assets Less Liabilities	(0.6)%
Net Assets Plus Borrowings	137.7%
Borrowings	(37.7)%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income securities)

A	17.8%
BBB	52.6%
BB or Lower	12.6%
N/R (not rated)	17.0%
Total	100%

Portfolio Composition

(% of total investments)

Specialized	21.1%
Residential	18.4%
Office	15.5%
Industrial	13.1%
Retail	12.8%
Hotels	5.0%
Other[1]	9.7%
Repurchase Agreements	4.4%
Total	100%

Top Five Common Stock Holdings

(% of total investments)

Prologis Inc	8.1%
Public Storage	4.3%
Digital Realty Trust Inc	3.6%
Equinix Inc	3.5%
Equity Residential	3.4%

Top Five Preferred Stock Issuers

(% of total investments)

Public Storage	4.9%
Highwoods Properties Inc	3.0%
Vornado Realty Trust	2.9%
Kimco Realty Corp	1.7%
Digital Realty Trust Inc	1.3%

1	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.

JRI	Nuveen Real Asset Income and Growth Fund Performance Overview and Holding Summaries as of December 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2021

	Average Annual
	1-Year	5-Year	Since Inception
JRI at Common Share NAV	17.73%	6.54%	8.39%
JRI at Common Share Price	29.09%	8.86%	8.02%
MSCI World Index (Net)	21.82%	15.03%	12.08%
JRI Blended Benchmark[1],2	11.23%	7.32%	6.91%

Since inception returns are from 4/25/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of December 31, 2021 – Common Share Price

1	For purposes of Fund performance, relative results are measured against this benchmark/index.
2

JRI Blended Benchmark consists of: Effective April 1, 2021, and thereafter: 1) 25% FTSE EPRA Nareit Developed Index (Net), 2) 22% S&P Global Infrastructure Index (Net), 3) 20% ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index, 4) 20% Bloomberg U.S. Corporate High Yield Bond Index and 5) 13% FTSE Nareit Preferred Stock Index. Prior to April 1, 2021: 1) 28% S&P Global Infrastructure Index (Net), 2) 21% FTSE EPRA Nareit Developed Index (Net), 3) 18% Wells Fargo Hybrid & Preferred Securities REIT Index (index was discontinued on April 1, 2021), 4) 18% Bloomberg U.S. Corporate High Yield Bond Index and 5) 15% Bloomberg Global Capital Securities Index. Refer to the Glossary of Terms Used in This Report for further details on the Fund’s Blended Benchmark compositions.

3	Value on 4/25/12 is $19.10, which represents the Fund’s public offering price less sales load.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	37.2%
Common Stocks	37.1%
Corporate Bonds	20.2%
$25 Par (or similar) Retail Preferred	17.5%
$1,000 Par (or similar) Institutional Preferred	13.5%
Convertible Preferred Securities	8.9%
Investment Companies	1.2%
Variable Rate Senior Loan Interests	0.6%
Convertible Bonds	0.6%
Mortgage-Backed Securities	0.3%
Repurchase Agreements	4.4%
Other Assets Less Liabilities	(0.1)%
Net Assets Plus Borrowings	141.4%
Borrowings	(41.4)%
Net Assets	100%

Top Five Common Stock Holdings

(% of total common stocks)

Williams Cos Inc	6.8%
Enbridge Inc	4.9%
SSE PLC	4.5%
Enel SpA	3.6%
National Grid PLC, ADR	3.3%

Portfolio Composition

(% of total investments)

Real Estate Investment Trust Common Stocks	26.3%
Electric Utilities	13.8%
Oil, Gas & Consumable Fuels	13.7%
Equity Real Estate Investment Trust	10.2%
Multi-Utilities	8.6%
Gas Utilities	3.7%
Real Estate Management & Development	3.6%
Independent Power & Renewable Electricity Producers	2.9%
Diversified Telecommunication Services	2.2%
Other[1]	11.9%
Repurchase Agreements	3.1%
Total	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AAA	0.3%
AA	0.1%
A	3.1%
BBB	46.1%
BB or Lower	37.3%
N/R (not rated)	13.1%
Total	100%

Country Allocation2

(% of total investments)

United States	54.9%
Canada	14.2%
United Kingdom	5.1%
Australia	4.2%
Italy	3.3%
Singapore	3.0%
France	2.3%
Spain	2.3%
Hong Kong	1.8%
Japan	1.0%
Other	7.9%
Total	100%

1	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.
2	Includes 4.8% (as a percentage of total investments) in emerging markets countries.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Nuveen Real Estate Income Fund

Nuveen Real Asset Income and Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen Real Estate Income Fund and Nuveen Real Asset Income and Growth Fund (the Funds), including the portfolios of investments, as of December 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

February 28, 2022

JRS	Nuveen Real Estate Income Fund Portfolio of Investments December 31, 2021

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 132.2% (95.6% of Total Investments)

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 90.8% (65.7% of Total Investments)

	Health Care – 6.5% (4.7% of Total Investments)

335,638	Healthpeak Properties Inc	$12,113,175
115,520	Ventas Inc	5,905,382
78,511	Welltower Inc	6,733,889
	Total Health Care	24,752,446

	Hotels – 3.3% (2.4% of Total Investments)

424,396	Host Hotels & Resorts Inc, (2)	7,380,247
288,882	Xenia Hotels & Resorts Inc, (2)	5,231,653
	Total Hotels	12,611,900

	Industrial – 15.3% (11.1% of Total Investments)

161,532	First Industrial Realty Trust Inc	10,693,419
333,615	LXP Industrial Trust	5,211,066
253,191	Prologis Inc	42,627,237
	Total Industrial	58,531,722

	Office – 11.5% (8.3% of Total Investments)

71,339	Alexandria Real Estate Equities Inc	15,905,743
38,778	Boston Properties Inc	4,466,450
382,050	Brandywine Realty Trust	5,127,111
231,298	Douglas Emmett Inc	7,748,483
263,263	Hudson Pacific Properties Inc	6,505,229
35,808	SL Green Realty Corp	2,567,433
85,778	Veris Residential Inc, (2)	1,576,600
	Total Office	43,897,049

	Residential – 23.0% (16.7% of Total Investments)

320,972	American Homes 4 Rent, Class A	13,997,589
83,567	Apartment Income REIT Corp	4,568,608
67,117	AvalonBay Communities Inc, (3)	16,953,083
64,394	Camden Property Trust	11,505,920
50,791	Equity LifeStyle Properties Inc	4,452,339
201,129	Equity Residential	18,202,174
223,200	Invitation Homes Inc	10,119,888
133,187	Tricon Residential Inc	2,035,097
100,725	UDR Inc	6,042,493
	Total Residential	87,877,191

	Retail – 11.0% (7.9% of Total Investments)

71,745	Brixmor Property Group Inc	1,823,040
76,350	Federal Realty Investment Trust	10,408,032
438,651	Kite Realty Group Trust	9,553,819
425,868	Macerich Co	7,358,999
79,804	Simon Property Group Inc	12,750,285
	Total Retail	41,894,175

	Specialized – 20.2% (14.6% of Total Investments)

207,502	CubeSmart	11,808,939
106,954	Digital Realty Trust Inc	18,916,954
21,910	Equinix Inc	18,532,354
22,421	Life Storage Inc	3,434,449
60,370	Public Storage	22,612,187
60,795	VICI Properties Inc	1,830,538
	Total Specialized	77,135,421
	Total Real Estate Investment Trust Common Stocks (cost $220,567,772)	346,699,904

JRS	Nuveen Real Estate Income Fund (continued)
Portfolio of Investments December 31, 2021

Shares	Description (1)	Coupon	Ratings (4)	Value

	REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS – 36.8% (26.6% of Total Investments)

	Diversified – 2.2% (1.6% of Total Investments)

35,010	Armada Hoffler Properties Inc	6.750%	N/R	$942,480
10,130	CTO Realty Growth Inc	6.375%	N/R	266,419
43,965	DigitalBridge Group Inc	7.125%	N/R	1,158,917
35,015	DigitalBridge Group Inc	7.150%	N/R	914,241
7,350	PS Business Parks Inc	4.875%	BBB	198,891
120,575	PS Business Parks Inc	5.200%	BBB	3,145,802
74,625	PS Business Parks Inc	5.250%	BBB	1,924,579
	Total Diversified			8,551,329

	Health Care – 0.2% (0.1% of Total Investments)

5,765	Diversified Healthcare Trust	5.625%	BB–	127,349
28,875	Diversified Healthcare Trust	6.250%	BB–	654,019
	Total Health Care			781,368

	Hotels – 3.6% (2.6% of Total Investments)

95,245	Chatham Lodging Trust	6.625%	N/R	2,524,945
132,110	DiamondRock Hospitality Co	8.250%	N/R	3,687,190
6,460	Hersha Hospitality Trust	6.500%	N/R	147,934
9,075	Hersha Hospitality Trust	6.500%	N/R	209,360
57,425	Hersha Hospitality Trust	6.875%	N/R	1,354,656
52,750	Pebblebrook Hotel Trust	5.700%	N/R	1,297,650
22,025	Pebblebrook Hotel Trust	6.300%	N/R	556,792
88,755	Pebblebrook Hotel Trust	6.375%	N/R	2,330,706
30,100	Sunstone Hotel Investors Inc	5.700%	N/R	755,660
28,325	Sunstone Hotel Investors Inc	6.125%	N/R	724,554
	Total Hotels			13,589,447

	Industrial – 2.7% (2.0% of Total Investments)

32,985	Monmouth Real Estate Investment Corp	6.125%	N/R	832,541
10,115	Plymouth Industrial REIT Inc	7.500%	N/R	268,048
59,877	Prologis Inc, (5)	8.540%	BBB	3,664,473
160,295	Rexford Industrial Realty Inc	5.625%	BB+	4,196,523
57,851	Rexford Industrial Realty Inc	5.875%	BB+	1,504,126
	Total Industrial			10,465,711

	Office – 9.9% (7.2% of Total Investments)

12,713	Highwoods Properties Inc, (5)	8.625%	Baa3	15,891,250
102,450	Hudson Pacific Properties Inc, (2)	4.750%	Baa3	2,672,920
152,510	SL Green Realty Corp	6.500%	Ba1	4,023,214
102,200	Vornado Realty Trust	4.450%	Baa3	2,524,340
177,244	Vornado Realty Trust	5.250%	Baa3	4,530,357
232,045	Vornado Realty Trust	5.250%	Baa3	6,146,872
83,219	Vornado Realty Trust	5.400%	Baa3	2,097,119
	Total Office			37,886,072

	Residential – 2.4% (1.7% of Total Investments)

40,730	American Homes 4 Rent	5.875%	BB	1,071,199
65,105	American Homes 4 Rent	5.875%	BB	1,668,641
117,810	American Homes 4 Rent	6.250%	Ba1	3,186,761
34,373	Mid-America Apartment Communities Inc	8.500%	BBB–	2,166,874
12,330	UMH Properties Inc	6.375%	N/R	320,333
23,603	UMH Properties Inc	6.750%	N/R	614,622
	Total Residential			9,028,430

	Retail – 6.8% (4.9% of Total Investments)

99,995	Agree Realty Corp	4.250%	Baa3	2,371,881
147,810	Federal Realty Investment Trust	5.000%	BBB	3,761,764
162,207	Kimco Realty Corp	5.125%	Baa2	4,142,767
187,728	Kimco Realty Corp	5.250%	Baa2	4,894,069
129,000	Saul Centers Inc	6.000%	N/R	3,543,630
4,870	Saul Centers Inc	6.125%	N/R	126,620
5,494	Simon Property Group Inc	8.375%	BBB	379,141

Shares	Description (1)	Coupon		Ratings (4)	Value

	Retail (continued)

116,200	SITE Centers Corp	6.375%		BB+	$2,989,826
22,845	Spirit Realty Capital Inc	6.000%		Baa3	587,573
53,645	Urstadt Biddle Properties Inc	5.875%		N/R	1,371,703
60,825	Urstadt Biddle Properties Inc	6.250%		N/R	1,571,110
	Total Retail				25,740,084

	Specialized – 9.0% (6.5% of Total Investments)

86,400	Digital Realty Trust Inc	5.200%		Baa3	2,313,792
94,925	Digital Realty Trust Inc	5.250%		Baa3	2,471,847
73,860	Digital Realty Trust Inc	5.850%		Baa3	2,033,366
21,150	EPR Properties	5.750%		Ba1	534,249
51,191	National Storage Affiliates Trust	6.000%		N/R	1,332,502
33,800	Public Storage	3.875%		A3	851,760
9,735	Public Storage	3.900%		A3	244,348
100,000	Public Storage	4.000%		A3	2,509,000
30,525	Public Storage, (2)	4.000%		A3	764,041
75,615	Public Storage	4.125%		A3	1,910,791
79,525	Public Storage	4.625%		A3	2,129,679
21,030	Public Storage	4.700%		A3	555,613
25,629	Public Storage	4.750%		A3	675,068
80,955	Public Storage	4.875%		A3	2,164,737
147,424	Public Storage	5.050%		A3	3,782,900
375,335	Public Storage	5.600%		A3	10,201,605
	Total Specialized				34,475,298
	Total Real Estate Investment Trust Preferred Stocks (cost $135,767,325)				140,517,739

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 4.6% (3.3% of Total Investments)

	Equity Real Estate Investment Trust – 4.6% (3.3% of Total Investments)

$2,622	Boston Properties LP	3.650%	2/01/26	BBB+	$2,808,926
1,911	Equinix Inc	1.000%	9/15/25	BBB	1,853,668
1,514	Kimco Realty Corp	2.800%	10/01/26	BBB+	1,573,616
2,282	Realty Income Corp	3.000%	1/15/27	A–	2,407,363
1,984	Regency Centers LP	2.950%	9/15/29	BBB+	2,058,608
1,824	Ventas Realty LP	3.250%	10/15/26	BBB+	1,931,502
1,466	Vornado Realty LP	2.150%	6/01/26	Baa2	1,464,910
3,127	Welltower Inc	4.250%	4/01/26	BBB+	3,425,504
$16,730	Total Corporate Bonds (cost $17,653,879)				17,524,097
	Total Long-Term Investments (cost $373,988,976)				504,741,740

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 6.1% (4.4% of Total Investments)

	REPURCHASE AGREEMENTS – 6.1% (4.4% of Total Investments)

$23,298	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/21, repurchase price $23,297,885, collateralized by $23,923,700, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $23,763,896	0.000%	1/03/22		$23,297,885
	Total Short-Term Investments (cost $23,297,885)				23,297,885
	Total Investments (cost $397,286,861) – 138.3%				528,039,625
	Borrowings – (37.7)% (6), (7)				(144,000,000)
	Other Assets Less Liabilities – (0.6)% (8)				(2,224,882)
	Net Assets Applicable to Common Shares – 100%				$381,814,743

JRS	Nuveen Real Estate Income Fund (continued)
Portfolio of Investments December 31, 2021

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$72,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(3,509,484)	$(3,509,484)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	For fair value measurement disclosure purposes, investment classified as Level 2.

(6)	Borrowings as a percentage of Total Investments is 27.3%.

(7)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period investments with a value of $302,312,573 have been pledged as collateral for borrowings.

(8)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

LIBOR	London Inter-Bank Offered Rate

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

JRI	Nuveen Real Asset Income and Growth Fund Portfolio of Investments December 31, 2021

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 137.1% (96.9% of Total Investments)

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 37.2% (26.3% of Total Investments)

	Diversified – 5.6%

436,826	Abacus Property Group, (2)	$1,204,416
25,351	Alpine Income Property Trust Inc	508,034
178,019	Charter Hall Long Wale, (2)	654,222
9,729	Cofinimmo SA, (2)	1,553,948
13,005	Gecina SA, (2)	1,819,799
50,669	Global Net Lease Inc	774,222
449,448	GPT Group, (2)	1,772,261
416,153	Growthpoint Properties Australia Ltd, (2)	1,319,666
1,176,359	Home Reit PLC, (2)	2,077,585
338	Hulic Reit Inc, (2)	508,559
23,691	ICADE, (2)	1,704,595
42,604	Land Securities Group PLC, (2)	449,641
358,952	LXI REIT Plc, (2)	707,837
4,479	Star Asia Investment Corp, (2)	2,462,359
1,029,822	Stockland, (2)	3,177,016
581,010	Stride Property Group	839,640
62,973	WP Carey Inc	5,166,935
	Total Diversified	26,700,735

	Health Care – 3.9%

3,059	CareTrust REIT Inc	69,837
100,655	Medical Properties Trust Inc	2,378,478
331,249	NorthWest Healthcare Properties Real Estate Investment Trust	3,616,387
78,122	Omega Healthcare Investors Inc	2,311,630
328,900	Physicians Realty Trust	6,193,187
147,473	Sabra Health Care REIT Inc	1,996,784
942,231	Target Healthcare REIT PLC	1,504,921
11,060	Universal Health Realty Income Trust	657,738
	Total Health Care	18,728,962

	Industrial – 5.9%

833,244	Ascendas Real Estate Investment Trust, (2)	1,825,624
568,822	Centuria Industrial, (2)	1,734,284
239,244	Dexus Industria, (2)	611,143
341,052	Dream Industrial Real Estate Investment Trust	4,642,805
74,989	ESR-REIT, (2)	26,745
4,066,558	Frasers Logistics & Commercial Trust, (2)	4,586,429
94,767	Industrial Logistics Properties Trust	2,373,913
59,250	Intervest Offices & Warehouses NV	1,902,262
2,312,026	Mapletree Industrial Trust, (2)	4,649,773
618,769	Mapletree Logistics Trust, (2)	872,672
888,576	PLA Administradora Industrial S de RL de CV	1,239,853
1,459,011	Urban Logistics REIT PLC, (2)	3,704,846
	Total Industrial	28,170,349

	Mortgage – 2.1%

109,295	Blackstone Mortgage Trust Inc, Class A	3,346,613
121,825	KKR Real Estate Finance Trust Inc	2,537,615
35,653	Nexpoint Real Estate Finance Inc	686,320
144,268	Starwood Property Trust Inc	3,505,712
514	TPG RE Finance Trust Inc	6,333
	Total Mortgage	10,082,593

	Office – 7.0%

241,806	Brandywine Realty Trust	3,245,037

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2021

Shares	Description (1)	Value

	Office (continued)

530,514	Centuria Office, (2)	$903,195
33,309	Covivio, (2)	2,734,194
2,606,321	Cromwell Property Group, (2)	1,649,702
389,041	Dexus, (2)	3,145,733
26,726	Dream Office Real Estate Investment Trust	520,385
134,263	Easterly Government Properties Inc	3,077,308
65,925	Franklin Street Properties Corp	392,254
981,715	GDI Property Group, (2)	789,210
19,124	Highwoods Properties Inc	852,739
1,461	Ichigo Office REIT Investment Corp, (2)	1,053,199
50,151	NSI NV	1,998,391
145,468	Piedmont Office Realty Trust Inc	2,673,702
105,981	Postal Realty Trust Inc	2,098,424
358,832	Precinct Properties New Zealand Ltd, (2)	410,255
34,550	SL Green Realty Corp	2,477,235
307,859	True North Commercial Real Estate Investment Trust	1,803,419
81,706	Vornado Realty Trust	3,420,213
	Total Office	33,244,595

	Retail – 8.7%

5,257	Altarea SCA, (2)	1,004,798
593,424	CapitaLand China Trust, (2)	524,236
275,628	Choice Properties Real Estate Investment Trust	3,309,846
192,631	Crombie Real Estate Investment Trust	2,835,519
31,571	CT Real Estate Investment Trust	432,278
2,270,095	Fortune Real Estate Investment Trust, (2)	2,332,395
978,964	Frasers Centrepoint Trust, (2)	1,678,735
871	Kenedix Retail REIT Corp, (2)	2,143,218
136,860	Klepierre SA, (2)	3,238,413
219,472	Link, (2)	1,933,388
77,387	National Retail Properties Inc	3,719,993
11,212	Realty Income Corp	802,667
223,195	RioCan Real Estate Investment Trust	4,047,665
11,419	Saul Centers Inc	605,435
35,815	Simon Property Group Inc	5,722,162
82,047	Spirit Realty Capital Inc	3,953,845
42,310	Urstadt Biddle Properties Inc, Class A	901,203
355,557	Vicinity Centres, (2)	437,276
1,010,165	Waypoint, (2)	2,079,739
	Total Retail	41,702,811

	Specialized – 4.0%

111,390	Four Corners Property Trust Inc	3,275,980
92,569	Gaming and Leisure Properties Inc	4,504,407
27,826	Iron Mountain Inc	1,456,135
160,546	MGM Growth Properties LLC	6,558,304
115,992	VICI Properties Inc	3,492,519
	Total Specialized	19,287,345
	Total Real Estate Investment Trust Common Stocks (cost $154,361,237)	177,917,390

Shares	Description (1)	Value

	COMMON STOCKS – 37.1% (26.2% of Total Investments)

	Air Freight & Logistics – 0.7%

22,772	Oesterreichische Post AG, (2)	$974,255
539,822	PostNL NV, (2)	2,347,236
	Total Air Freight & Logistics	3,321,491

	Diversified Financial Services – 0.3%

832,109	Sdcl Energy Efficiency Income Trust PLC	1,323,404

	Diversified Telecommunication Services – 1.7%

2,007,156	HKBN Ltd, (2)	2,463,220
424,135	HKT Trust & HKT Ltd, (2)	569,897

Shares	Description (1)	Value

	Diversified Telecommunication Services (continued)

6,877,002	NetLink NBN Trust	$5,103,148
	Total Diversified Telecommunication Services	8,136,265

	Electric Utilities – 7.9%

158,093	AusNet Services Ltd, (2)	295,742
187,564	Cia de Transmissao de Energia Eletrica Paulista, (2)	818,269
178,596	CK Infrastructure Holdings Ltd, (2)	1,137,873
176,236	Contact Energy Ltd, (2)	976,726
883	Edison International	60,265
72,350	Emera Inc	3,615,927
187,950	Endesa SA, (2)	4,326,877
111,638	Enel Chile SA, ADR	202,065
793,716	Enel SpA, (2)	6,346,615
144,480	OGE Energy Corp	5,545,142
49,490	Pinnacle West Capital Corp	3,493,499
136,553	Red Electrica Corp SA, (2)	2,952,875
359,808	SSE PLC, (2)	8,043,569
	Total Electric Utilities	37,815,444

	Equity Real Estate Investment Trust – 0.6%

292,502	Nexus Real Estate Investment Trust	2,918,199

	Gas Utilities – 3.6%

43,422	AltaGas Ltd	937,472
286,613	APA Group, (2)	2,096,799
223,245	Enagas SA, (2)	5,186,275
400,924	Italgas SpA, (2)	2,755,896
17,415	Naturgy Energy Group SA, (2)	566,426
951,720	Snam SpA, (2)	5,732,375
	Total Gas Utilities	17,275,243

	Health Care Providers & Services – 0.8%

264,773	Chartwell Retirement Residences	2,474,103
124,709	Sienna Senior Living Inc	1,481,779
	Total Health Care Providers & Services	3,955,882

	Household Durables – 0.2%

17,188	Persimmon PLC, (2)	666,190

	Independent Power & Renewable Electricity Producers – 1.5%

7,781	Atlantica Sustainable Infrastructure PLC	278,249
675	Canadian Solar Infrastructure Fund Inc	720,008
78,136	Clearway Energy Inc	2,615,993
231,721	TransAlta Renewables Inc	3,434,735
	Total Independent Power & Renewable Electricity Producers	7,048,985

	Industrial Conglomerates – 0.1%

416,177	NWS Holdings Ltd, (2)	390,413

	Multi-Utilities – 3.6%

24,648	A2A SpA, (2)	48,030
35,095	ACEA SpA, (2)	749,836
115,542	Algonquin Power & Utilities Corp	1,668,803
82,218	Canadian Utilities Ltd	2,384,741
40,262	E.ON SE, (2)	559,539
122,035	Engie SA, (2)	1,806,775
81,637	National Grid PLC, ADR	5,903,988
32,850	NorthWestern Corp	1,877,706
521,339	REN - Redes Energeticas Nacionais SGPS SA	1,510,570
245,465	Vector Ltd, (2)	673,833
	Total Multi-Utilities	17,183,821

	Oil, Gas & Consumable Fuels – 10.1%

85,446	DT Midstream Inc	4,099,699
222,107	Enbridge Inc	8,679,942

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2021

Shares		Description (1)				Value

		Oil, Gas & Consumable Fuels (continued)

149,843		Enterprise Products Partners LP				$3,290,552
115,795		Gibson Energy Inc				2,052,353
42,842		Keyera Corp				966,269
332,123		Kinder Morgan Inc				5,267,471
32,492		Magellan Midstream Partners LP				1,508,928
21,627		ONEOK Inc				1,270,803
111,551		Pembina Pipeline Corp				3,383,700
137,949		Plains GP Holdings LP, Class A				1,398,803
91,627		TC Energy Corp				4,261,367
460,938		Williams Cos Inc, (3)				12,002,826
111,891		Z Energy Ltd				272,051
		Total Oil, Gas & Consumable Fuels				48,454,764

		Real Estate Management & Development – 2.2%

153,537		Amot Investments Ltd, (2)				1,247,198
870,152		Ascendas India Trust, (2)				915,860
25,152		Cibus Nordic Real Estate AB, (2)				808,848
87,819		Citycon Oyj, (2)				699,896
789,708		Corp Inmobiliaria Vesta SAB de CV				1,582,849
92,132		DIC Asset AG, (2)				1,610,345
152		Hongkong Land Holdings Ltd, (2)				790
217,783		Hysan Development Co Ltd				673,105
28,725		Kennedy-Wilson Holdings Inc				685,953
136,935		New World Development Co Ltd, (2)				542,163
1,502,307		Sino Land Co Ltd, (2)				1,870,610
		Total Real Estate Management & Development				10,637,617

		Road & Rail – 0.4%

724,002		Aurizon Holdings Ltd, (2)				1,839,419

		Transportation Infrastructure – 2.1%

216,798		Atlantia SpA, (2), (4)				4,301,656
657,055		Atlas Arteria Ltd, (2)				3,306,593
547,032		China Merchants Port Holdings Co Ltd, (2)				998,372
1,057,085		COSCO SHIPPING Ports Ltd, (2)				918,743
111,087		Dalrymple Bay Infrastructure Ltd				164,067
3,871		Grupo Aeroportuario del Centro Norte SAB de CV, ADR				207,834
244,003		Jiangsu Expressway Co Ltd, (2)				249,904
		Total Transportation Infrastructure				10,147,169

		Water Utilities – 1.3%

1,300,072		Guangdong Investment Ltd, (2)				1,652,606
289,334		Inversiones Aguas Metropolitanas SA, (2)				131,480
302,609		United Utilities Group PLC, (2)				4,465,130
		Total Water Utilities				6,249,216
		Total Common Stocks (cost $159,044,470)				177,363,522

Principal Amount (000)	(5)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		CORPORATE BONDS – 20.2% (14.2% of Total Investments)

		Air Freight & Logistics – 0.3%

$1,500		Cargo Aircraft Management Inc, 144A	4.750%	2/01/28	BB	$1,526,580

		Auto Components – 0.3%

1,225		NESCO Holdings II Inc, 144A	5.500%	4/15/29	B	1,264,812
115		PECF USS Intermediate Holding III Corp, 144A	8.000%	11/15/29	CCC	119,083
1,340		Total Auto Components				1,383,895

		Chemicals – 0.0%

100		Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	11.000%	4/15/25	B–	107,875

Principal Amount (000)	(5)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Commercial Services & Supplies – 0.7%

$500		Adani Ports & Special Economic Zone Ltd, 144A	4.200%	8/04/27	BBB–	$518,808
500		Clean Harbors Inc, 144A	5.125%	7/15/29	BB	530,000
750		Covert Mergeco Inc, 144A	4.875%	12/01/29	B1	761,250
475		GFL Environmental Inc, 144A	3.500%	9/01/28	BB–	467,875
650		GFL Environmental Inc, 144A	4.750%	6/15/29	B–	655,688
345		Stericycle Inc, 144A	3.875%	1/15/29	BB	339,825
3,220		Total Commercial Services & Supplies				3,273,446

		Communications Equipment – 0.3%

225		Liquid Telecommunications Financing Plc, 144A	5.500%	9/04/26	B1	231,350
1,175		Viasat Inc, 144A	6.500%	7/15/28	BB–	1,177,937
1,400		Total Communications Equipment				1,409,287

		Construction & Engineering – 0.3%

600		GMR Hyderabad International Airport Ltd, 144A	5.375%	4/10/24	BB+	617,852
300		GMR Hyderabad International Airport Ltd, 144A	4.250%	10/27/27	BB+	289,977
600		IHS Netherlands Holdco BV, 144A	8.000%	9/18/27	BB–	634,812
1,500		Total Construction & Engineering				1,542,641

		Diversified Financial Services – 0.4%

360		Cometa Energia SA de CV, 144A	6.375%	4/24/35	Baa3	409,495
650		Minejesa Capital BV, 144A	5.625%	8/10/37	Baa3	679,250
6,009	BRL	Swiss Insured Brazil Power Finance Sarl, 144A	9.850%	7/16/32	AAA	1,030,323
		Total Diversified Financial Services				2,119,068

		Diversified Telecommunication Services – 1.4%

600		Altice France SA/France, 144A	5.500%	1/15/28	B	595,446
775		Altice France SA/France, 144A	5.125%	7/15/29	B	755,974
1,405		Cellnex Finance Co SA, 144A	3.875%	7/07/41	BBB–	1,343,630
750		Frontier Communications Holdings LLC, 144A	6.000%	1/15/30	BB–	753,750
385		Iliad Holding SASU, 144A	6.500%	10/15/26	BB–	404,531
455		Iliad Holding SASU, 144A	7.000%	10/15/28	BB–	478,464
460		Level 3 Financing Inc, 144A	4.625%	9/15/27	BB	469,200
850		Level 3 Financing Inc, 144A	4.250%	7/01/28	BB	841,500
965		Vmed O2 UK Financing I PLC, 144A	4.750%	7/15/31	BB+	977,062
6,645		Total Diversified Telecommunication Services				6,619,557

		Electric Utilities – 1.5%

289		Acwa Power Management And Investments One Ltd, 144A	5.950%	12/15/39	Baa3	342,997
700		Adani Green Energy UP Ltd / Prayatna Developers Pvt Ltd / Parampujya Solar Energ, 144A	6.250%	12/10/24	BB+	759,500
362		Adani Transmission Ltd, 144A	4.250%	5/21/36	BBB–	368,722
200		Cikarang Listrindo Tbk PT, 144A	4.950%	9/14/26	BB+	203,800
925		Clearway Energy Operating LLC, 144A	3.750%	2/15/31	BB	922,687
325		Electricidad Firme de Mexico Holdings SA de CV, 144A	4.900%	11/20/26	Ba2	322,160
1,800,000	COP	Empresas Publicas de Medellin ESP, 144A	8.375%	11/08/27	Baa3	408,121
600		Lamar Funding Ltd, 144A	3.958%	5/07/25	Ba3	596,862
628		LLPL Capital Pte Ltd, 144A	6.875%	2/04/39	Baa3	714,311
183		NRG Energy Inc	6.625%	1/15/27	BB+	190,235
675		Pacific Gas and Electric Co	3.300%	8/01/40	BBB–	625,734
395		Pattern Energy Operations LP / Pattern Energy Operations Inc, 144A	4.500%	8/15/28	BB–	409,813
1,435		TerraForm Power Operating LLC, 144A	4.750%	1/15/30	BB–	1,504,404
		Total Electric Utilities				7,369,346

		Electrical Equipment – 0.2%

1,065		Vertiv Group Corp, 144A	4.125%	11/15/28	BB–	1,075,650

		Energy Equipment & Services – 0.1%

325		Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	338,884

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2021

Principal Amount (000)	(5)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Energy Equipment & Services (continued)

$350		Galaxy Pipeline Assets Bidco Ltd, 144A	3.250%	9/30/40	Aa2	$353,335
675		Total Energy Equipment & Services				692,219

		Equity Real Estate Investment Trust – 2.6%

565		CTR Partnership LP / CareTrust Capital Corp, 144A	3.875%	6/30/28	BB+	576,300
1,125		GLP Capital LP / GLP Financing II Inc	4.000%	1/15/31	BBB–	1,200,364
770		HAT Holdings I LLC / HAT Holdings II LLC, 144A	3.375%	6/15/26	BB+	777,700
1,175		HAT Holdings I LLC / HAT Holdings II LLC, 144A	3.750%	9/15/30	BB+	1,172,062
485		Iron Mountain Inc, 144A	5.250%	3/15/28	BB–	504,400
300		Iron Mountain Inc, 144A	4.500%	2/15/31	BB–	303,207
850		Iron Mountain Information Management Services Inc, 144A	5.000%	7/15/32	BB–	869,950
2,025		MPT Operating Partnership LP / MPT Finance Corp	3.500%	3/15/31	BBB–	2,047,781
650		Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 144A	4.875%	5/15/29	B+	664,625
1,600		RHP Hotel Properties LP / RHP Finance Corp, 144A	4.500%	2/15/29	B1	1,600,000
560		RLJ Lodging Trust LP, 144A	3.750%	7/01/26	BB–	563,080
560		RLJ Lodging Trust LP, 144A	4.000%	9/15/29	BB–	554,019
1,260		Scentre Group Trust 2, 144A	5.125%	9/24/80	BBB+	1,349,775
440		XHR LP, 144A	4.875%	6/01/29	B1	447,700
12,365		Total Equity Real Estate Investment Trust				12,630,963

		Gas Utilities – 0.3%

1,300		National Gas Co of Trinidad & Tobago Ltd, 144A	6.050%	1/15/36	BBB–	1,334,138

		Health Care Providers & Services – 1.1%

1,130		CHS/Community Health Systems Inc, 144A	6.875%	4/15/29	CCC	1,151,188
375		CHS/Community Health Systems Inc, 144A	4.750%	2/15/31	BB–	378,281
450		Cushman & Wakefield US Borrower LLC, 144A	6.750%	5/15/28	BB–	481,500
1,000		Encompass Health Corp	4.750%	2/01/30	B+	1,030,000
575		LifePoint Health Inc, 144A	5.375%	1/15/29	CCC+	572,125
1,725		Tenet Healthcare Corp, 144A	6.125%	10/01/28	B	1,821,962
5,255		Total Health Care Providers & Services				5,435,056

		Hotels, Restaurants & Leisure – 0.6%

1,000		Hilton Domestic Operating Co Inc, 144A	4.000%	5/01/31	N/R	1,022,540
620		Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 144A	5.000%	6/01/29	BB–	635,500
425		Marriott Ownership Resorts Inc, 144A	4.500%	6/15/29	B1	427,771
350		MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc, 144A	4.625%	6/15/25	BB+	373,132
555		MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc	4.500%	1/15/28	BB+	599,400
2,950		Total Hotels, Restaurants & Leisure				3,058,343

		Household Durables – 0.2%

775		WASH Multifamily Acquisition Inc, 144A	5.750%	4/15/26	B–	814,486

		Independent Power & Renewable Electricity Producers – 1.0%

600		Alfa Desarrollo SpA, 144A	4.550%	9/27/51	BBB–	592,200
545		Atlantica Sustainable Infrastructure PLC, 144A	4.125%	6/15/28	BB+	549,088
350		Azure Power Energy Ltd, 144A	3.575%	8/19/26	BB+	352,800
1,530		Clearway Energy Operating LLC, 144A	3.750%	1/15/32	BB	1,518,525
600		EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 144A	5.375%	12/30/30	BBB–	547,500
525		NRG Energy Inc, 144A	5.250%	6/15/29	BB+	562,477
395		UEP Penonome II SA, 144A	6.500%	10/01/38	BB	412,630
4,545		Total Independent Power & Renewable Electricity Producers				4,535,220

		Internet Software & Services – 0.2%

775		Cogent Communications Group Inc, 144A	3.500%	5/01/26	BB	787,152

Principal Amount (000)	(5)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Media – 0.8% (0.5% of Total Investments)

$200		Cablevision Lightpath LLC, 144A	3.875%	9/15/27	B+	$194,000
1,600		CCO Holdings LLC / CCO Holdings Capital Corp	4.500%	5/01/32	BB+	1,646,000
595		DISH DBS Corp, 144A	5.250%	12/01/26	Ba3	604,392
550		DISH DBS Corp, 144A	5.750%	12/01/28	Ba3	555,500
625		Lamar Media Corp	3.750%	2/15/28	BB	626,563
3,570		Total Media				3,626,455

		Mortgage Real Estate Investment Trust – 0.8%

2,310		Blackstone Mortgage Trust Inc, 144A	3.750%	1/15/27	Ba2	2,302,562
280		Starwood Property Trust Inc, 144A	3.750%	12/31/24	BB+	283,013
250		Starwood Property Trust Inc	4.750%	3/15/25	BB+	260,000
750		Starwood Property Trust Inc, 144A	3.625%	7/15/26	BB+	746,250
3,590		Total Mortgage Real Estate Investment Trust				3,591,825

		Oil, Gas & Consumable Fuels – 3.6%

600		Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	7.875%	5/15/26	BB	661,224
300		Calumet Specialty Products Partners LP / Calumet Finance Corp	7.750%	4/15/23	B–	298,875
510		CNX Midstream Partners LP, 144A	4.750%	4/15/30	BB–	508,088
965		Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB–	983,094
745		DT Midstream Inc, 144A	4.375%	6/15/31	BB+	774,800
163		Energean Israel Finance Ltd, Reg S, 144A	5.375%	3/30/28	BB–	160,578
100		EnLink Midstream LLC, 144A	5.625%	1/15/28	BB+	104,000
850		EnLink Midstream LLC	5.375%	6/01/29	BB+	869,125
450		EQM Midstream Partners LP	5.500%	7/15/28	BB	491,627
525		EQM Midstream Partners LP, 144A	4.750%	1/15/31	BB	555,188
305		Genesis Energy LP / Genesis Energy Finance Corp	5.625%	6/15/24	B	301,950
550		Hess Midstream Operations LP, 144A	5.625%	2/15/26	BB+	566,500
955	CAD	Keyera Corp	5.950%	3/10/81	BB	777,574
500		Leviathan Bond Ltd, Reg S, 144A	6.750%	6/30/30	BB	536,542
1,050		M/I Homes Inc	4.950%	2/01/28	Ba2	1,092,000
875		New Fortress Energy Inc, 144A	6.500%	9/30/26	BB–	868,437
575		NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	BB–	592,997
225		NuStar Logistics LP	6.375%	10/01/30	BB–	249,750
200		Oleoducto Central SA, 144A	4.000%	7/14/27	Baa3	198,900
1,579	CAD	Pembina Pipeline Corp	4.800%	1/25/81	BB+	1,224,192
900		Peru LNG Srl, 144A	5.375%	3/22/30	B+	778,500
200		Promigas SA ESP / Gases del Pacifico SAC, 144A	3.750%	10/16/29	Baa3	196,300
625		Sunoco LP / Sunoco Finance Corp	5.875%	3/15/28	BB	660,937
935		Sunoco LP / Sunoco Finance Corp, 144A	4.500%	4/30/30	BB	958,296
200		Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A	4.000%	1/15/32	BB+	209,000
640		TransMontaigne Partners LP / TLP Finance Corp	6.125%	2/15/26	B–	632,800
400		Transportadora de Gas del Sur SA, 144A	6.750%	5/02/25	CCC+	367,004
550		Tullow Oil PLC, 144A	10.250%	5/15/26	B2	555,715
500		USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB–	528,125
500		Western Midstream Operating LP	5.300%	2/01/30	BB+	549,520
		Total Oil, Gas & Consumable Fuels				17,251,638

		Real Estate Management & Development – 1.0%

475		Howard Hughes Corp, 144A	4.125%	2/01/29	BB	481,341
525		Howard Hughes Corp, 144A	4.375%	2/01/31	BB	530,250
1,150		Hunt Cos Inc, 144A	5.250%	4/15/29	BB–	1,132,750
550		Kennedy-Wilson Inc	4.750%	3/01/29	BB	562,375
1,025		Kennedy-Wilson Inc	5.000%	3/01/31	BB	1,055,750
725	EUR	Peach Property Finance GmbH, 144A	4.375%	11/15/25	BB+	845,960
		Total Real Estate Management & Development				4,608,426

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2021

Principal Amount (000)	(5)	Description (1)	Coupon	Maturity	Ratings (6)	Value

		Road & Rail – 0.4% (0.2% of Total Investments)

$200		ENA Master Trust, 144A	4.000%	5/19/48	BBB	$200,500
670		First Student Bidco Inc / First Transit Parent Inc, 144A	4.000%	7/31/29	BB+	651,240
500		Rumo Luxembourg Sarl, 144A	5.250%	1/10/28	BB	514,500
300		Rumo Luxembourg Sarl, 144A	4.200%	1/18/32	Ba2	283,125
1,670		Total Road & Rail				1,649,365

		Specialty Retail – 1.1%

870		Albion Financing 1 SARL / Aggreko Holdings Inc, 144A	6.125%	10/15/26	BB+	878,700
1,140		Albion Financing 2SARL, 144A	8.750%	4/15/27	BB–	1,158,810
250		Asbury Automotive Group Inc, 144A	4.625%	11/15/29	BB	254,687
500		Asbury Automotive Group Inc, 144A	5.000%	2/15/32	BB	518,850
800		Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.375%	4/01/26	B–	772,000
875		Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.875%	4/01/29	B–	840,000
545		LCM Investments Holdings II LLC, 144A	4.875%	5/01/29	BB–	560,086
275		Superior Plus LP / Superior General Partner Inc, 144A	4.500%	3/15/29	BB–	282,656
5,255		Total Specialty Retail				5,265,789

		Trading Companies & Distributors – 0.0%

125		United Rentals North America Inc	3.875%	2/15/31	BB	126,875

		Transportation Infrastructure – 0.6%

200		Aeropuerto Internacional de Tocumen SA, 144A	4.000%	8/11/41	BBB	203,835
400		Aeropuerto Internacional de Tocumen SA, 144A	5.125%	8/11/61	BBB	418,504
1,025		Aeropuertos Dominicanos Siglo XXI SA, 144A	6.750%	3/30/29	B+	1,054,469
413		Autopistas del Sol SA/Costa Rica, 144A	7.375%	12/30/30	B	422,420
600		DP World Ltd/United Arab Emirates, 144A	5.625%	9/25/48	Baa3	736,110
2,638		Total Transportation Infrastructure				2,835,338

		Wireless Telecommunication Services – 0.4%

865		Hughes Satellite Systems Corp	6.625%	8/01/26	BB	968,151
700		Telefonica Moviles Chile SA, 144A	3.537%	11/18/31	BBB+	697,025
1,565		Total Wireless Telecommunication Services				1,665,176
		Total Corporate Bonds (cost $95,608,871)				96,335,809

Shares		Description (1)	Coupon		Ratings (6)	Value

		$25 PAR (OR SIMILAR) RETAIL PREFERRED – 17.5% (12.4% of Total Investments)

		Diversified Financial Services – 0.2%

20,918		Brookfield Finance Inc	4.625%		BBB	$526,297
12,244		National Rural Utilities Cooperative Finance Corp	5.500%		A3	334,139
		Total Diversified Financial Services				860,436

		Electric Utilities – 1.6%

22,286		DTE Energy Co	4.375%		BBB–	584,785
5,651		Duke Energy Corp	5.750%		BBB–	154,611
19,763		Entergy Arkansas LLC	4.875%		A	505,537
14,287		Entergy Texas Inc	5.375%		BBB–	376,891
43,834		Georgia Power Co	5.000%		Baa2	1,134,424
31,000		Integrys Holding Inc, (2)	6.000%		BBB	787,400
66,706		Southern Co	4.950%		BBB–	1,808,400
87,377		Southern Co	4.200%		BBB–	2,271,802
		Total Electric Utilities				7,623,850

		Equity Real Estate Investment Trust – 10.8%

66,936		Agree Realty Corp	4.250%		Baa3	1,587,722
42,843		American Homes 4 Rent	5.875%		BB	1,126,771
70,496		American Homes 4 Rent	5.875%		BB	1,806,812
2,118		American Homes 4 Rent	6.250%		Ba1	57,292
61,499		Armada Hoffler Properties Inc	6.750%		N/R	1,655,572
102,419		Centerspace	6.625%		N/R	2,671,088
24,635		Chatham Lodging Trust	6.625%		N/R	653,074

Shares	Description (1)	Coupon	Ratings (6)	Value

	Equity Real Estate Investment Trust (continued)

33,621	City Office REIT Inc	6.625%	N/R	$869,103
51,412	DiamondRock Hospitality Co	8.250%	N/R	1,434,909
54,421	Digital Realty Trust Inc	5.250%	Baa3	1,417,123
41,897	Digital Realty Trust Inc	5.850%	Baa3	1,153,424
59,684	Digital Realty Trust Inc	5.200%	Baa3	1,598,338
875	DigitalBridge Group Inc	7.125%	N/R	22,374
2,297	Federal Realty Investment Trust	5.000%	BBB	58,459
111,183	Hudson Pacific Properties Inc, (4)	4.750%	Baa3	2,900,764
64,368	Kimco Realty Corp	5.250%	Baa2	1,678,074
1,884	Mid-America Apartment Communities Inc	8.500%	BBB–	118,767
72,992	Monmouth Real Estate Investment Corp	6.125%	N/R	1,842,318
18,921	National Storage Affiliates Trust	6.000%	N/R	492,514
65,041	Pebblebrook Hotel Trust	6.300%	N/R	1,644,236
30,359	Pebblebrook Hotel Trust	6.375%	N/R	797,227
42,946	Pebblebrook Hotel Trust	5.700%	N/R	1,056,472
43,871	PS Business Parks Inc	5.200%	BBB	1,144,594
108,192	PS Business Parks Inc	4.875%	BBB	2,927,676
43,365	Public Storage	4.875%	A3	1,159,580
34,865	Public Storage	4.625%	A3	933,685
19,371	Public Storage, (4)	4.000%	A3	484,856
81,451	Rexford Industrial Realty Inc	5.625%	BB+	2,132,387
22,519	Saul Centers Inc	6.125%	N/R	585,494
34,046	Saul Centers Inc	6.000%	N/R	935,244
35,937	SITE Centers Corp	6.375%	BB+	924,659
56,140	Summit Hotel Properties Inc	6.250%	N/R	1,423,149
30,338	Summit Hotel Properties Inc	5.875%	N/R	781,203
45,340	Sunstone Hotel Investors Inc	6.125%	N/R	1,159,797
49,071	Sunstone Hotel Investors Inc	5.700%	N/R	1,231,927
53,584	UMH Properties Inc	6.750%	N/R	1,395,327
37,710	Urstadt Biddle Properties Inc	6.250%	N/R	974,049
36,797	Urstadt Biddle Properties Inc	5.875%	N/R	940,899
105,087	Vornado Realty Trust	5.250%	Baa3	2,686,024
74,440	Vornado Realty Trust	5.250%	Baa3	1,971,916
42,055	Vornado Realty Trust	4.450%	Baa3	1,038,758
	Total Equity Real Estate Investment Trust			51,473,657

	Gas Utilities – 0.6%

83,460	South Jersey Industries Inc	5.625%	BB+	2,201,675
17,389	Spire Inc	5.900%	BBB	475,763
	Total Gas Utilities			2,677,438

	Independent Power & Renewable Electricity Producers – 0.6%

43,659	Brookfield BRP Holdings Canada Inc	4.625%	BBB–	1,069,209
74,724	Brookfield Renewable Partners LP	5.250%	BBB–	1,975,702
	Total Independent Power & Renewable Electricity Producers			3,044,911

	Multi-Utilities – 2.3%

16,040	Algonquin Power & Utilities Corp	6.200%	BB+	436,288
15,164	Brookfield Infrastructure Finance ULC	5.000%	BBB–	381,374
82,770	Brookfield Infrastructure Partners LP	5.125%	BBB–	2,094,909
23,966	Brookfield Infrastructure Partners LP	5.000%	BBB–	607,059
51,408	CMS Energy Corp	5.875%	BBB–	1,382,875
29,183	CMS Energy Corp	4.200%	BBB–	729,575
2,332	DTE Energy Co	5.250%	BBB–	60,259
52,623	DTE Energy Co	4.375%	BBB–	1,383,985
23,326	NiSource Inc	6.500%	BBB–	634,934
119,307	Sempra Energy	5.750%	BBB–	3,261,853
	Total Multi-Utilities			10,973,111

	Oil, Gas & Consumable Fuels – 0.1%

14,441	NuStar Energy LP	7.625%	B2	324,923

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2021

Shares		Description (1)	Coupon		Ratings (6)	Value

		Real Estate Management & Development – 1.2%

75,228		Brookfield Property Partners LP	6.375%		BB	$1,930,350
77,571		Brookfield Property Partners LP	6.500%		BB	1,980,388
88,242		Brookfield Property Partners LP	5.750%		BB	2,078,982
		Total Real Estate Management & Development				5,989,720

		Trading Companies & Distributors – 0.1%

28,590		Fortress Transportation and Infrastructure Investors LLC	8.250%		B	765,354
		Total $25 Par (or similar) Retail Preferred (cost $79,732,797)				83,733,400

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 13.5% (9.6% of Total Investments)

		Diversified Financial Services – 0.4%

$155		National Rural Utilities Cooperative Finance Corp	5.250%	4/20/46	A3	$166,589
1,650		Transcanada Trust	5.625%	5/20/75	BBB	1,732,500
1,805		Total Diversified Financial Services				1,899,089

		Electric Utilities – 4.0%

830		American Electric Power Co Inc	3.875%	2/15/62	BBB	842,603
995		ComEd Financing III	6.350%	3/15/33	Baa2	1,204,411
2,600		Duke Energy Corp	4.875%	N/A (7)	BBB–	2,697,500
1,530		Edison International	5.000%	N/A (7)	BB+	1,563,354
970		Edison International	5.375%	N/A (7)	BB+	1,016,172
900	GBP	Electricite de France SA, Reg S	5.875%	N/A (7)	BBB	1,340,014
3,083		Emera Inc	6.750%	6/15/76	BB+	3,545,450
2,210		Enel SpA, 144A	8.750%	9/24/73	BBB	2,461,387
895		NextEra Energy Capital Holdings Inc	4.800%	12/01/77	BBB	953,285
1,755		NextEra Energy Capital Holdings Inc	5.650%	5/01/79	BBB	1,988,316
895		Southern Co	4.000%	1/15/51	BBB–	915,138
695		SSE PLC, Reg S	4.750%	9/16/77	BBB–	705,386
		Total Electric Utilities				19,233,016

		Independent Power & Renewable Electricity Producers – 0.2%

605		Vistra Corp, 144A	8.000%	N/A (7)	Ba3	639,787
350		Vistra Corp, 144A	7.000%	N/A (7)	BB–	354,512
955		Total Independent Power & Renewable Electricity Producers				994,299

		Marine – 0.2%

940		Royal Capital BV, Reg S	4.875%	N/A (7)	N/R	975,250

		Multi-Utilities – 3.2%

3,395		CenterPoint Energy Inc	6.125%	N/A (7)	BBB–	3,530,800
1,185		CMS Energy Corp	4.750%	6/01/50	BBB–	1,288,687
1,045		Dominion Energy Inc	5.750%	10/01/54	BBB–	1,114,978
535		Dominion Energy Inc	4.350%	N/A (7)	BBB–	552,388
1,275		Dominion Energy Inc	4.650%	N/A (7)	BBB–	1,329,187
895		NiSource Inc	5.650%	N/A (7)	BBB–	919,613
1,912		RWE AG, Reg S	6.625%	7/30/75	BBB–	2,167,730
1,840		Sempra Energy	4.125%	4/01/52	BBB–	1,863,343
2,370		Sempra Energy	4.875%	N/A (7)	BBB–	2,537,749
14,452		Total Multi-Utilities				15,304,475

		Oil, Gas & Consumable Fuels – 5.0%

3,970		Enbridge Inc	6.000%	1/15/77	BBB–	4,264,342
4,565		Enbridge Inc	5.500%	7/15/77	BBB–	4,806,256
1,690		Enbridge Inc	6.250%	3/01/78	BBB–	1,834,299
1,550		Enbridge Inc	5.750%	7/15/80	BBB–	1,720,500
1,384		Energy Transfer LP, (3-Month LIBOR reference rate + 3.018% spread), (8)	3.149%	11/01/66	Ba1	1,107,200
555		Energy Transfer LP	6.500%	N/A (7)	BB	564,713
3,115		Enterprise Products Operating LLC	5.250%	8/16/77	Baa2	3,180,164
2,120		Enterprise Products Operating LLC	5.375%	2/15/78	Baa2	2,127,139

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Oil, Gas & Consumable Fuels (continued)

1,055	CAD	Inter Pipeline Ltd/AB	6.625%	11/19/79	BB	$883,549
2,073		Transcanada Trust	5.875%	8/15/76	BBB	2,264,752
1,344		Transcanada Trust	5.500%	9/15/79	BBB	1,434,720
		Total Oil, Gas & Consumable Fuels				24,187,634

		Real Estate Management & Development – 0.2%

750		AT Securities BV, Reg S	5.250%	N/A (7)	BBB–	774,330

		Road & Rail – 0.3%

1,134		BNSF Funding Trust I	6.613%	12/15/55	A	1,257,322
		Total $1,000 Par (or similar) Institutional Preferred (cost $60,702,955)				64,625,415

Shares		Description (1)	Coupon		Ratings (6)	Value

		CONVERTIBLE PREFERRED SECURITIES – 8.9% (6.3% of Total Investments)

		Commercial Services & Supplies – 0.5%

25,162		GFL Environmental Inc	6.000%		N/R	$2,187,836

		Electric Utilities – 4.3%

62,276		American Electric Power Co Inc	6.125%		BBB	3,121,273
45,680		American Electric Power Co Inc	6.125%		BBB	2,402,768
58,829		NextEra Energy Inc	4.872%		A-	4,005,667
71,677		NextEra Energy Inc	5.279%		BBB	4,124,294
30,095		NextEra Energy Inc	6.219%		BBB	1,742,801
15,101		PG&E Corp	5.500%		N/R	1,746,884
64,873		Southern Co	6.750%		BBB–	3,486,924
		Total Electric Utilities				20,630,611

		Equity Real Estate Investment Trust – 0.3%

8,691		Equity Commonwealth	6.500%		N/R	258,123
8,718		LXP Industrial Trust	6.500%		N/R	542,695
14,937		RPT Realty	7.250%		BB	879,939
		Total Equity Real Estate Investment Trust				1,680,757

		Gas Utilities – 0.7%

21,052		South Jersey Industries Inc	8.750%		N/R	1,174,702
28,362		Spire Inc, (2)	7.500%		N/R	1,408,740
9,661		UGI Corp	7.250%		N/R	1,014,212
		Total Gas Utilities				3,597,654

		Independent Power & Renewable Electricity Producers – 0.4%

18,196		AES Corp	6.875%		BB	1,746,816

		Multi-Utilities – 2.5%

23,583		Algonquin Power & Utilities Corp	7.750%		N/R	1,114,061
34,119		Dominion Energy Inc	7.250%		BBB–	3,433,736
99,206		DTE Energy Co	6.250%		BBB–	5,093,236
19,334		NiSource Inc	7.750%		BBB–	2,165,214
		Total Multi-Utilities				11,806,247

		Water Utilities – 0.2%

17,231		Essential Utilities Inc	6.000%		N/R	1,123,289
		Total Convertible Preferred Securities (cost $38,085,055)				42,773,210

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2021

Shares	Description (1)						Value

	INVESTMENT COMPANIES – 1.2% (0.9% of Total Investments)
823,207	Digital 9 Infrastructure PLC/Fund						$1,268,019
858,934	Greencoat UK Wind PLC/Funds						1,636,609
490,760	JLEN Environmental Assets Group Ltd Foresight Group Holdings						698,728
61,107	Real Estate Credit Investments Ltd/Fund						126,962
491,448	Renewables Infrastructure Group Ltd						896,105
413,430	Sequoia Economic Infrastructure Income Fund Ltd						602,955
449,245	Starwood European Real Estate Finance Ltd						571,591
	Total Investment Companies (cost $5,400,903)						5,800,969

Principal Amount (000)	Description (1)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 0.6% (0.4% of Total Investments) (9)

	Electric Utilities – 0.1%

$670	ExGen Renewables IV, LLC, Term Loan	3.500%	3-Month LIBOR	2.500%	12/15/27	BB–	$670,683

	Real Estate Management & Development – 0.4%

1,847	GGP, Term Loan B	2.604%	1-Month LIBOR	2.500%	8/24/25	BB+	1,824,463

	Specialty Retail – 0.1%

325	PECF USS Intermediate Holding III Corp, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B2	325,756
$2,842	Total Variable Rate Senior Loan Interests (cost $2,833,160)						2,820,902

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (6)	Value

	CONVERTIBLE BONDS – 0.6% (0.4% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.6%

$3,195	Cheniere Energy Inc			4.250%	3/15/45	N/R	$2,688,749
$3,195	Total Convertible Bonds (cost $2,283,688)						2,688,749

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (6)	Value

	MORTGAGE-BACKED SECURITIES – 0.3% ( 0.2% of Total Investments)

$200	Alen 2021-ACEN Mortgage Trust, 144A, (1-Month LIBOR reference rate + 4.000% spread), (8)			4.110%	4/15/34	BB–	$199,609
100	COMM 2014-CCRE19 Mortgage Trust, 144A			4.703%	8/10/47	BBB–	98,105
165	COMM 2015-CCRE24 Mortgage Trust			3.463%	8/10/48	BBB–	152,361
215	GS Mortgage Securities Trust 2016-GS4			3.961%	11/10/49	A-	210,442
310	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 2.750% spread), (8)			2.860%	7/15/36	N/R	309,535
525	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 4.250% spread), (8)			4.360%	7/15/36	N/R	521,433
$1,515	Total Mortgage-Backed Securities (cost $1,490,862)						1,491,485
	Total Long-Term Investments (cost $599,543,998)						655,550,851

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.4% (3.1% of Total Investments)

	REPURCHASE AGREEMENTS – 4.4% (3.1% of Total Investments)
$1,696	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/21, repurchase price $1,695,438, collateralized by $1,741,000, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $1,729,371	0.000%	1/03/22	$1,695,438
3,218	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/21, repurchase price $3,218,407, collateralized by $3,304,900, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $3,282,824	0.000%	1/03/22	3,218,407
15,981	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/21, repurchase price $15,980,997, collateralized by $16,410,300, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $16,300,683	0.000%	1/03/22	15,980,996
$20,895	Total Short-Term Investments (cost $20,894,841)			20,894,841
	Total Investments (cost $620,438,839) – 141.5%			676,445,692
	Borrowings – (41.4)% (11), (12)			(197,935,000)
	Other Assets Less Liabilities – (0.1)% (13)			(599,267)
	Net Assets Applicable to Common shares – 100%			$477,911,425

Investments in Derivatives

Futures Contracts – Short

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	(10)	3/22	$(1,289,355)	$(1,304,687)	$(15,332)	$(625)
U.S. Treasury 10-Year Ultra Note	(43)	3/22	(6,194,602)	(6,296,813)	(102,211)	(11,422)
U.S. Treasury Long Bond	(11)	3/22	(1,740,040)	(1,764,812)	(24,772)	(6,188)
U.S. Treasury Ultra Bond	(7)	3/22	(1,351,806)	(1,379,875)	(28,069)	(10,937)
Total			$(10,575,803)	$(10,746,187)	$(170,384)	$(29,172)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$112,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(5,448,425)	$(5,448,425)

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2021

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(7)	Perpetual security. Maturity date is not applicable.

(8)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(9)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(10)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(11)	Borrowings as a percentage of Total Investments is 29.3%.

(12)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(13)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

EUR	Euro

GBP	Pound Sterling

LIBOR	London Inter-Bank Offered Rate

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2021

	JRS	JRI
Assets
Long-term investments, at value (cost $373,988,976 and $599,543,998, respectively)	$504,741,740	$655,550,851
Short-term investments, at value (cost approximates value)	23,297,885	20,894,841
Cash	—	2,413,104
Cash collateral at broker for investments in futures contracts(1)	—	224,803
Cash denominated in foreign currencies (cost $— and $735,856, respectively)	—	742,189
Receivable for:
Dividends	1,748,254	2,002,225
Interest	153,268	2,367,354
Investments sold	—	1,891,641
Reclaims	—	191,968
Other assets	141,020	50,809
Total assets	530,082,167	686,329,785
Liabilities
Cash overdraft	626	—
Borrowings	144,000,000	197,935,000
Unrealized depreciation on interest rate swaps	3,509,484	5,448,425
Payable for:
Investments purchased – regular settlement	—	3,371,226
Investments purchased – when-issued/delayed-delivery settlement	—	324,188
Variation margin on futures contracts	—	29,172
Accrued expenses:
Interest	80,864	—
Management fees	366,799	531,757
Trustees fees	142,936	42,190
Other	166,715	736,402
Total liabilities	148,267,424	208,418,360
Net assets applicable to common shares	$381,814,743	$477,911,425
Common shares outstanding	28,892,471	27,453,680
Net asset value (“NAV”) per common share outstanding	$13.22	$17.41
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$288,925	$274,537
Paid-in surplus	252,454,463	599,372,281
Total distributable earnings (loss)	129,071,355	(121,735,393)
Net assets applicable to common shares	$381,814,743	$477,911,425
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2021

	JRS	JRI
Investment Income
Dividends	$12,107,796	$28,453,757
Interest	123,452	8,555,164
Foreign tax withheld on dividend income	(1,159)	(1,289,758)
Total investment income	12,230,089	35,719,163
Expenses
Management fees	3,902,780	6,095,761
Interest expense	902,569	1,582,355
Custodian fees	42,591	307,233
Trustees fees	13,949	20,177
Professional fees	90,995	90,149
Shareholder reporting expenses	64,203	76,591
Shareholder servicing agent fees	3,730	23,180
Stock exchange listing fees	7,860	7,470
Investor relations expenses	46,842	152,418
Other	4,954	9,206
Total expenses	5,080,473	8,364,540
Net investment income (loss)	7,149,616	27,354,623
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	42,880,872	22,083,324
Futures contracts	—	536,537
Swaps	(1,367,759)	(2,121,143)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	73,048,782	21,486,911
Futures contracts	—	(233,519)
Swaps	3,774,327	5,859,591
Net realized and unrealized gain (loss)	118,336,222	47,611,701
Net increase (decrease) in net assets applicable to common shares from operations	$125,485,838	$74,966,324

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	JRS		JRI
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
Operations
Net investment income (loss)	$7,149,616	$7,614,621	$27,354,623	$21,881,278
Net realized gain (loss) from:
Investments and foreign currency	42,880,872	(19,914,317)	22,083,324	(93,827,013)
Futures contracts	—	—	536,537	(436,408)
Swaps	(1,367,759)	(890,726)	(2,121,143)	(1,382,402)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	73,048,782	(9,287,104)	21,486,911	(492,585)
Futures contracts	—	—	(233,519)	63,135
Swaps	3,774,327	(5,064,799)	5,859,591	(7,863,030)
Net increase (decrease) in net assets applicable to common shares from operations	125,485,838	(27,542,325)	74,966,324	(82,057,025)
Distributions to Common Shareholders
Dividends	(21,958,278)	(19,967,963)	(29,893,095)	(27,263,356)
Return of capital	—	(1,990,315)	(1,898,266)	(6,226,479)
Decrease in net assets applicable to common shares from distributions to common shareholders	(21,958,278)	(21,958,278)	(31,791,361)	(33,489,835)
Capital Share Transactions
Cost of shares repurchased and retired	—	—	—	(180,935)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	(180,935)
Net increase (decrease) in net assets applicable to common shares	103,527,560	(49,500,603)	43,174,963	(115,727,795)
Net assets applicable to common shares at the beginning of period	278,287,183	327,787,786	434,736,462	550,464,257
Net assets applicable to common shares at the end of period	$381,814,743	$278,287,183	$477,911,425	$434,736,462

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended December 31, 2021

	JRS	JRI
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$125,485,838	$74,966,324
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(414,013,816)	(482,748,847)
Proceeds from sales and maturities of investments	409,793,314	455,565,021
Proceeds from (Purchase of) short-term investments, net	(19,436,354)	(4,439,735)
Proceeds from (Payments for) closed foreign currency spot contracts	—	(65,869)
Proceeds from litigation settlement	1,022	102,103
Amortization (Accretion) of premiums and discounts, net	78,999	(66,530)
Capital gains and return of capital distributions from investments	4,083,758	2,893,836
(Increase) Decrease in:
Receivable for dividends	(83,663)	(11,127)
Receivable for interest	(153,268)	(8,070)
Receivable for investments sold	1,751,338	1,057,028
Receivable for reclaims	—	(25,774)
Other assets	(30,724)	(23,519)
Increase (Decrease) in:
Payable investments purchased – regular settlement	—	(933,650)
Payable investments purchased – when-issued/delayed-delivery settlement	—	324,188
Payable for variation margin on futures contracts	—	11,359
Accrued management fees	90,103	53,563
Accrued interest	32,445	(17,481)
Accrued Trustees fees	34,132	11,391
Accrued other expenses	28,509	392,780
Net realized (gain) loss from investments	(42,880,872)	(22,083,324)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(73,048,782)	(21,486,911)
Swaps	(3,774,327)	(5,859,591)
Net cash provided by (used in) operating activities	(12,042,348)	(2,392,835)
Cash Flow from Financing Activities:
Proceeds from borrowings	34,000,000	31,900,000
Increase (Decrease) in Cash overdraft	626	—
Cash distributions paid to common shareholders	(21,958,278)	(31,791,361)
Net cash provided by (used in) financing activities	12,042,348	108,639
Net Increase (Decrease) in Cash, Cash Denominated in Foreign Currencies and Cash Collateral at Brokers	—	(2,284,196)
Cash, cash denominated in foreign currencies and cash collateral at brokers at the beginning of period	—	5,664,292
Cash, cash denominated in foreign currencies and cash collateral at brokers at the end of period	—	3,380,096

The following table provides a reconciliation of cash, cash denominated in foreign currencies and cash collateral at brokers to the statement of assets and liabilities:
Cash	$—	$2,413,104
Cash denominated in foreign currencies	—	742,189
Cash collateral at brokers for investments in futures contracts	—	224,803
Total cash, cash denominated in foreign currencies and cash collateral at brokers	$—	$3,380,096

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding borrowing costs)	$869,488	$1,567,974

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Shares
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Ending NAV	Ending Share Price

JRS
Year Ended 12/31:
2021	$9.63	$0.25	$4.10	$4.35	$(0.20)	$(0.56)	$—	$(0.76)	$—		$13.22	$12.82
2020	11.35	0.26	(1.22)	(0.96)	(0.23)	(0.46)	(0.07)	(0.76)	—		9.63	8.44
2019	9.47	0.27	2.37	2.64	(0.27)	(0.49)	—	(0.76)	—		11.35	10.62
2018	11.35	0.33	(1.36)	(1.03)	(0.33)	(0.37)	(0.15)	(0.85)	—		9.47	8.46
2017	11.39	0.41	0.55	0.96	(0.62)	—	(0.38)	(1.00)	—		11.35	11.26

JRI
Year Ended 12/31:
2021	15.84	1.00	1.73	2.73	(1.09)	—	(0.07)	(1.16)	—		17.41	16.12
2020	20.04	0.80	(3.78)	(2.98)	(0.99)	—	(0.23)	(1.22)	—	*	15.84	13.46
2019	16.48	0.91	3.94	4.85	(1.29)	—	—	(1.29)	—		20.04	18.36
2018	19.61	1.05	(2.93)	(1.88)	(1.12)	—	(0.15)	(1.27)	0.02		16.48	13.63
2017	18.09	1.14	1.66	2.80	(1.28)	—	—	(1.28)	—		19.61	17.80

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JRS
Year Ended 12/31:
2021	$144,000	$3,651
2020	110,000	3,530
2019	131,500	3,493
2018	126,000	3,172
2017	145,300	3,257

JRI
Year Ended 12/31:
2021	197,935	3,414
2020	166,035	3,618
2019	222,225	3,477
2018	215,225	3,103
2017	225,225	3,406

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

46.38%	62.73%	$381,815	1.54%	2.16%	92%
(7.42)	(12.24)	278,287	1.79	2.83	116
28.18	34.80	327,788	2.45	2.40	104
(9.44)	(17.93)	273,616	2.43	3.10	67
8.72	14.23	327,908	2.13	3.56	52

17.73	29.09	477,911	1.82	5.94	73
(14.15)	(19.31)	434,736	2.20	5.26	102
30.18	45.48	550,464	2.80	4.84	90
(9.90)	(17.07)	452,703	2.77	5.73	92
15.81	21.62	541,875	2.47	5.90	100

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings (as described in Note 8 – Borrowing Arrangements), where applicable.

•	Each ratio includes the effect of all interest expense paid and other costs related to reverse repurchase agreements and/or borrowings as follows:

JRS
Year Ended 12/31:
2021	0.27%
2020	0.48
2019	1.15
2018	1.14
2017	0.79

JRI
Year Ended 12/31:
2021	0.34%
2020	0.66
2019	1.28
2018	1.20
2017	0.82

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Real Estate Income Fund (JRS)

•	Nuveen Real Asset Income and Growth Fund (JRI)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. JRS and JRI were organized as Massachusetts business trusts on August 27, 2001 and January 10, 2012, respectively.

The end of the reporting period for the Funds is December 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2021 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Security Capital Research & Management Incorporated (“Security Capital”), under which Security Capital manages JRS’s investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolio of JRI. The Adviser is responsible for managing the Funds’ investments in swap contracts.

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board of Trustees amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the ”Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

JRS makes quarterly cash distributions, while JRI makes monthly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by common shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on NAV, the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in a Fund’s portfolio. Distributions received from certain securities in which a Fund invests, most notably real estate investment trust securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in a Fund’s ordinary income until such time a Fund is notified by the issuer of the actual tax character. Dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities for distributions during the current fiscal period.

Foreign Currency Transactions and Translation

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and

(iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with

(i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Notes to Financial Statements (continued)

As of the end of the reporting period, JRI’s investments in non-U.S. securities were as follows:

JRI	Value	% of Total Investments
Country:
Canada	$95,754,781	14.2%
United Kingdom	34,259,875	5.1
Australia	28,530,260	4.2
Italy	22,395,796	3.3
Singapore	20,183,222	3.0
France	15,883,003	2.3
Spain	15,750,918	2.3
Hong Kong	11,913,855	1.8
Japan	6,887,343	1.0
Other	53,755,870	7.9
Total non-U.S. securities	$305,314,923	45.1%

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest, paydown gains and losses and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the pricing service and are generally classified as Level 1 or 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality,

Notes to Financial Statements (continued)

type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

JRS	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$346,699,904	$—		$—	$346,699,904
Real Estate Investment Trust Preferred Stocks	120,962,016	19,555,723	**	—	140,517,739
Corporate Bonds	—	17,524,097		—	17,524,097

Short-Term Investments:
Repurchase Agreements	—	23,297,885		—	23,297,885

Investments in Derivatives:
Interest Rate Swaps***	—	(3,509,484)		—	(3,509,484)
Total	$467,661,920	$56,868,221		$—	$524,530,141

JRI
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$114,436,284	$63,481,106	**	$—	$177,917,390
Common Stocks	99,318,368	78,045,154	**	—	177,363,522
Corporate Bonds	—	96,335,809		—	96,335,809
$25 Par (or similar) Retail Preferred	82,946,000	787,400	**	—	83,733,400
$1,000 Par (or similar) Institutional Preferred	—	64,625,415		—	64,625,415
Convertible Preferred Securities	41,364,470	1,408,740	**	—	42,773,210
Investment Companies	5,800,969	—		—	5,800,969
Variable Rate Senior Loan Interests	—	2,820,902		—	2,820,902
Convertible Bonds	—	2,688,749		—	2,688,749
Mortgage-Backed Securities	—	1,491,485		—	1,491,485

Short-Term Investments:
Repurchase Agreements	—	20,894,841		—	20,894,841

Investments in Derivatives:
Futures Contracts***	(170,384)	—		—	(170,384)
Interest Rate Swaps***	—	(5,448,425)		—	(5,448,425)
Total	$343,695,707	$327,131,176		$—	$670,826,883
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, JRI may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in JRI’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

Whole Loans

Whole loans and participating mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participating mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values.

JRI may invest in single family, multi-family and commercial loans. A participating loan is a whole loan that contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. An outstanding participating loan agreement may provide excess cash flows and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

On occasion real estate property may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The Fund may incur costs and delays or loss in the collection of principal and/or interest to which it is entitled in the event of such foreclosure. Also there is no assurance that the subsequent sale of the foreclosed property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In such case, the Fund may suffer a loss.

The Fund may also receive rental or other income as a result of holding real estate. This income would generally fail to meet the test for “qualifying income” set forth in Section 851 of the Internal Revenue Code and could result in adverse tax consequences to the Fund. In addition, the Fund may incur expenses associated with maintaining or improving any real estate owned. When such events occur, real estate income is recognized on a net basis on the

Statement of Operations and capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale.

As of the end of the reporting period, the Fund did not own any real estate property.

As of the end of the reporting period, the Fund did not invest in whole loans.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
JRS	Fixed Income Clearing Corporation	$23,297,885	$(23,763,896)
JRI	Fixed Income Clearing Corporation	20,894,841	(21,312,878)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	JRS	JRI
Purchases	$414,013,816	$482,748,847
Sales and maturities	409,793,314	455,565,021

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Notes to Financial Statements (continued)

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, JRI continued using interest rate futures contracts to partially hedge the portfolio against movements in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

JRI
Average notional amount of futures contracts outstanding*	$10,926,170
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JRI
Interest rate	Futures contracts	—	$—	Payable for variation margin on future contracts*	$(170,384)
*

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
JRI	Interest rate	Futures contracts	$536,537	$(233,519)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Funds continued to use interest rate swap contracts to partially hedge their future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JRS	JRI
Average notional amount of interest rate swap contracts outstanding*	$72,400,000	$112,400,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JRS
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps	$(3,509,484)
JRI
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps	$(5,448,425)

Notes to Financial Statements (continued)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JRS	Morgan Stanley Capital Services LLC	$—	$(3,509,484)	$(3,509,484)	$3,658,362	$148,878
JRI	Morgan Stanley Capital Services LLC	—	(5,448,425)	(5,448,425)	5,478,337	29,912
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
JRS	Interest rate	Swaps	$(1,367,759)	$3,774,327
JRI	Interest rate	Swaps	(2,121,143)	5,859,591

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	JRI
	Year Ended 12/31/21	Year Ended 12/31/20
Common shares repurchased and retired	—	(15,500)
Weighted average common share:
Price per share repurchased and retired	$—	$11.65
Discount per share repurchased and retired	—%	15.72%

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2021.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	JRS	JRI
Tax cost of investments	$404,140,441	$631,084,416
Gross unrealized:
Appreciation	$132,437,479	$60,816,061
Depreciation	(12,047,779)	(21,073,594)
Net unrealized appreciation (depreciation) of investments	$120,389,700	$39,742,467

Permanent differences, primarily due to distribution reallocations, paydowns, bond premium amortization adjustments, treatment of notional principal contracts, complex securities character adjustments, foreign currency transactions, investments in partnerships, and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of common share net assets as of December 31, 2021, the Funds’ tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2021, the Funds’ tax year end, were as follows:
	JRS	JRI
Undistributed net ordinary income[1]	$8,707,342	$—
Undistributed net long-term capital gains	—	—

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended December 31, 2021 and December 31, 2020 was designated for purposes of the dividends paid deduction as follows:
2021	JRS	JRI
Distributions from net ordinary income[1]	$10,462,508	$29,893,095
Distributions from net long-term capital gains	11,495,770	—
Return of capital	—	1,898,266
2020	JRS	JRI
Distributions from net ordinary income[1]	$6,628,285	$27,263,356
Distributions from net long-term capital gains	13,339,678	—
Return of capital	1,990,315	6,226,479

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short term capital gains, if any.

As of December 31, 2021, the Funds’ tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

JRI[2]
Not subject to expiration:
Short-term	$48,481,595
Longt-term	113,184,795
Total	$161,666,390

[2] A portion of JRI’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations

Notes to Financial Statements (continued)

During the Funds’ tax year ended December 31, 2021, the Funds utilized capital loss carryforwards as follows:

	JRS	JRI
Utilized capital loss carryforwards	$14,022,815	$12,595,184

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Security Capital and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	JRS	JRI
For the first $500 million	0.7000%	0.8000%
For the next $500 million	0.6750	0.7750
For the next $500 million	0.6500	0.7500
For the next $500 million	0.6250	0.7250
For managed assets over $2 billion	0.6000	0.7000

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by each Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of December 31, 2021, the complex-level fee for each Fund was 0.1531%.

8. Borrowing Arrangements

Borrowings

Each Fund entered into a borrowing arrangement (“Borrowings”) as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under these Borrowings is as follows:

	JRS	JRI
Maximum commitment amount	$150,000,000	$215,500,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JRS	JRI
Outstanding balance on Borrowings	$144,000,000	$197,935,000

During July 2021, JRI renewed its Borrowings through July 20, 2022 and decreased its interest on Borrowings to 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.700% per annum on the amount borrrowed. All other terms remained unchanged.

For JRS interest is charged on these Borrowings at 1-Month LIBOR plus 0.610% per annum on the amounts borrowed. For JRI interest is charged on these Borrowings at 1-Month LIBOR plus 0.700% (0.775% prior to July 20, 2021) per annum on the amounts borrowed and 0.125% per annum on the undrawn balance.

During the current fiscal period, the average daily balance outstanding (which was for the entire reporting period) and average annual interest rate on each Fund’s Borrowings were as follows:

	JRS	JRI
Average daily balance outstanding	$126,190,411	$182,092,260
Average annual interest rate	0.72%	0.87%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each interfund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN REAL ESTATE INCOME FUND (JRS)

Investment Objectives

The Fund’s primary investment objective is to provide high current income. The Fund’s secondary investment objective is capital appreciation.

Investment Policies

Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common stocks, preferred stocks, convertible securities and debt securities issued by real estate companies. The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not in any other industry.

“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•	The Fund will invest at least 80% of its total assets in income producing equity securities issued by Real Estate Investment Trusts (“REITs”), excluding convertible securities.

•

The Fund will not invest more than 25% of its total assets in non-investment grade preferred stocks, convertible preferred stocks and debt securities. Investment grade quality preferred stocks, convertible preferred stocks and debt securities are those that, at the time of investment, are rated within the four highest letter grades (BBB or Baa or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rates such instrument (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the portfolio managers.

•	The Fund may invest up to 20% of its total assets in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.

•	The Fund will invest at least 25% of its Managed Assets in securities of companies in the financial services sector.

•	The Fund will not invest more than 10% of its total assets in the securities of any one issuer.

•	The Fund will not enter into short sales or invest in derivatives, except as described below in connection with the interest rate swap or interest rate cap transactions.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 90% of its total assets in income-producing securities issued by real estate companies, such policy may not be changed without 60 days’ prior written notice to shareholders.

The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not in any other industry. This policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund’s investments are concentrated in the U.S. real estate industry. A real estate company generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or that has at least 50% of its assets invested in such real estate). A common type of real estate company, a REIT, is a company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.

The Fund may invest in common stocks. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund may invest in preferred stocks. Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

The Fund may invest in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.

The Fund’s may invest in below investment grade preferred stocks, convertible preferred stocks and debt securities. Below investment grade preferred stocks, convertible preferred stocks and debt securities (such securities are commonly referred to as “high yield” or “junk”) generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

The Fund will invest in securities of companies in the financial services sector. For purposes of identifying companies in the financial services sector, the Fund will use sector and industry classifications such as those provided by MSCI and Standard & Poor’s (The Global Industry Classification Standard (GICS)), Bloomberg, Barclays or similar sources commonly used in the financial industry. As a result, if one or more of these classifications include a company “in” the financial services sector, the Fund will consider such company as “in” the financial services sector.

The Fund may invest directly or indirectly in foreign securities, including securities denominated in foreign currencies or in multinational currency units. Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into interest rate swap transactions that are intended to hedge the Fund’s payment obligations. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on Borrowings or any preferred shares. The payment obligation is based on the notional amount of the swap.

The Fund may also enter into interest rate cap transactions, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”). In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including borrowings and the issuance of preferred shares of beneficial interest. In addition, the Fund may also use certain derivatives, such as interest rate swaps, that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Shareholder Update (continued)

(Unaudited)

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from investment objectives and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

NUVEEN REAL ASSET INCOME AND GROWTH FUND (JRI)

Investment Objective

The Fund’s investment objective is to provide a high level of current income and long-term capital appreciation.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined below) in equity and debt securities issued by real asset related companies located anywhere in the world.

Real asset related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

The Fund also employs an option strategy focused on securities issued by real asset related companies that seeks to generate option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time.

“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•	The Fund’s investments will be concentrated in the infrastructure and real estate sectors.

•

The Fund will not have more than 40% of its Managed Assets, at the time of purchase, in debt securities. All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); however, no more than 10% of its Managed Assets may be invested in debt securities rated CCC+/Caa1 or lower at any time.

•	The Fund may invest up to 5% of its Managed Assets in senior loans.

•

The Fund will invest at least 25% and no more than 75% of its Managed Assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and depository receipts.

•	The Fund may invest up to 50% of its Managed Assets in securities of emerging markets issuers.

•	The Fund may write (sell) options with a notional value of options ranging from 0% to 25% of its Managed Assets.

•

The Fund may invest up to 10% of is Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in equity and debt securities issued by real asset related companies located anywhere in the world, such policy may not be changed without 60 days’ prior written notice to shareholders.

Portfolio Contents

The Fund generally invests in equity and debt securities issued by real asset related companies located anywhere in the world in the infrastructure and real estate sectors. The infrastructure sector includes investments related to the energy, telecommunications, utilities and materials sectors. The real estate sector includes investments in real estate companies.

Debt securities in which the Fund may invest include: corporate debt, high yield debt, mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”), debt securities issued by master-limited partnerships (“MLPs”) and REITs, exchange-traded notes (“ETNs”), commercial paper & repurchase agreements, asset-backed securities (“ABS”) and senior loans.

The Fund may invest in common stocks issued by real asset related companies. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other

Shareholder Update (continued)

(Unaudited)

senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund may invest in rights and warrants of common stock. Rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the entity issuing them. They do not represent ownership of the securities, but only the right to buy them. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities.

The Fund may invest in preferred stocks issued by real asset related companies. Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

The Fund may invest in convertible securities issued by real asset related companies, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

The Fund may invest in securities of non-U.S. issuers, including emerging market issuers. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.

The Fund may invest in debt securities issued or guaranteed by real asset related companies.

The Fund’s investments in debt securities may include investment grade and below investment grade securities. Below investment grade securities (such securities are commonly referred to as “high yield” or “junk”) generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

The Fund may invest in corporate debt securities, including corporate bonds. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

The Fund may invest in senior loans. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.

Senior loans generally include: (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily the London Inter-Bank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. The base rate for senior loans has not yet been determined with the upcoming discontinuation of LIBOR. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates.

The Fund may invest in MBS. MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

The Fund may invest in CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Fund may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. CMBS have no governmental guarantee.

The Fund may also invest in ABS. ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. While residential mortgages were the first financial assets to be securitized in the form of MBS, non-mortgage related securitizations have grown to include many other types of financial assets, such as credit card receivables, auto loans and student loans.

The Fund may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

The Fund may invest in REITs. A common type of real estate company, a REIT is a company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and derives its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although each Fund can invest in all three kinds of REITs, the emphasis of each Fund is expected to be on investments in the common stock and preferred stock of Equity REITs.

The Fund may invest in MLPs. MLPs are publicly traded limited partnerships. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter (“OTC”) market. MLPs that are taxed as partnerships for federal income tax purposes are limited by the Code to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation. Some real estate enterprises also may qualify as MLPs taxed as partnerships.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

Shareholder Update (continued)

(Unaudited)

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may opportunistically employ an option strategy by writing (selling) call options on custom baskets of real estate securities not owned by the Fund. The Fund may also write (sell) covered call options on individual real estate and/or infrastructure securities owned by the Fund. The Fund also may write (sell) covered call options on individual securities issued by real asset related companies.

An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for certain written OTC options, are illiquid.

The Fund may also write call options on custom baskets of real estate securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s portfolio. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

In selecting real estate securities for each custom basket, the Fund seeks to minimize the difference between the returns of the underlying stocks of the custom basket and an index of real estate securities (commonly referred to as tracking error) and, at the same time, maximize exposure to securities that the portfolio managers believe are less likely to outperform the relevant market benchmarks over time. Securities selected for each custom basket will primarily consist of underweighted positions relative to the relevant market benchmarks, and may include securities held and not held in the Fund’s portfolio. The objective in structuring these custom baskets is to produce option premiums without limiting the upside potential for specific securities that the portfolio managers believe may outperform over time.

In addition to the use of call options as described above, the Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate, credit default swaps and credit default swap indices), options on financial futures, options on swap contracts or other derivative instruments.

Use of Leverage

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including borrowings, entering into reverse repurchase agreements (effectively a secured borrowing) and the issuance of preferred shares of beneficial interest. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. The Fund may not achieve its investment objective during such periods.

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	Nuveen Real Estate Income Fund (JRS)	Nuveen Real Asset Income and Growth Fund (JRI)

Portfolio Level Risks

Below Investment Grade Risk	X	X
Bond Market Liquidity Risk	—	X
Call Option Risk	—	X
Call Risk	X	X
Common Stock Risk	X	X
Concentration Risk	X	X
Convertible Securities Risk	X	X
Credit Risk	X	X
Credit Spread Risk	X	X
Debt Securities Risk	X	X
Deflation Risk	X	X
Derivatives Risk	X	X
Dividend-Paying Securities Risk	—	X
Duration Risk	X	X
Emerging Markets Risk	—	X
Exchange-Traded Notes (“ETNs”) Risk	—	X
Financial Futures and Options Transactions Risk	—	X
Financial Services Sector Risk	X	—
Foreign Currency Risk	X	X
Frequent Trading Risk	—	X
Hedging Risk	X	X
Illiquid Investments Risk	X	X
Income Risk	X	X
Inflation Risk	X	X
Infrastructure and Real Estate Concentration Risk	—	X
Infrastructure Related Securities Risk	—	X
Interest Rate Risk	X	X
Large-Cap Company Risk	—	X
London Inter-Bank Offered Rate (“LIBOR”) Replacement Risk	X	X
Master Limited Partnerships (“MLPs”) Risk	—	X
Natural Resource Related Securities Risk	—	X
Non-U.S. Securities Risk	X	X
Options Strategy Risk	—	X
Other Investment Companies Risk	X	X
Preferred Securities Risk	X	X
Real Estate Industry Concentration Risk	X	—
Real Estate Related Securities Risk	X	X

Shareholder Update (continued)

(Unaudited)

Risk	Nuveen Real Estate Income Fund (JRS)	Nuveen Real Asset Income and Growth Fund (JRI)
Reinvestment Risk	X	X
Rights and Warrants Risk	—	X
Small and Mid-Cap Company Risk	—	X
Swap Transactions Risk	X	X
Unrated Securities Risk	X	X
Unseasoned Company Risk	—	X
Valuation Risk	X	X
When-Issued and Delayed Delivery Transactions Risk	—	X
Whole Loans, Loan Participations and Other Mortgage-Related Interests Risk	—	X

Fund Level and Other Risks

Anti-Takeover Provisions	X	X
Borrowing Risk	X	X
Counterparty Risk	X	X
Cybersecurity Risk	X	X
Global Economic Risk	X	X
Investment and Market Risk	X	X
Legislation and Regulatory Risk	X	X
Leverage Risk	X	X
Market Discount from Net Asset Value	X	X
Recent Market Conditions	X	X
Reverse Repurchase Agreement Risk	X	X
Tax Risk	X	X

Portfolio Level Risks:

Below Investment Grade Risk. Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade securities of comparable terms and duration. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. If a below investment grade security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Bond Market Liquidity Risk. Dealer inventories of bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those bonds, are at or near historic lows in relation to market size. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash, those sales could further reduce the bonds’ prices and hurt performance.

Call Option Risk. As the writer of a call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the instrument underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the instrument underlying the call option decline. The purchaser of the call option has the right to any appreciation in the value of the underlying instrument over the exercise price upon the exercise of the call option or the expiration date. As the Fund increases the option overlay percentage, its ability to benefit from capital appreciation becomes more limited and the risk of NAV erosion increases. If the Fund experiences NAV erosion, which itself may have a negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders.

In addition, because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund bears a risk that the value of the securities held by the Fund will vary from the value of the underlying index and relative to the written index call option positions. Accordingly, the Fund may incur losses on the index call options that it has sold that exceed gains on the Fund’s equity portfolio. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

Call Risk. The Fund may invest in securities that are subject to call risk. Such securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Common Stock Risk. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. The Fund’s investments are concentrated in issuers of one or a few specific economic sectors, so the Fund may be subject to more risks than if it were broadly diversified across the economy.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Credit Risk, Below Investment Grade Risk and Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Credit Risk. Issuers of securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Shareholder Update (continued)

(Unaudited)

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.

Dividend-Paying Securities Risk. The Fund’s investment in dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, they will remain at their current levels or increase over time. The Fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Emerging Markets Risk. Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the securities in those markets. The considerations noted below in “Non-U.S. Securities Risk” are generally intensified for investments in emerging market countries.

Exchange-Traded Notes (“ETNs”) Risk. Like other index-tracking instruments, ETNs are subject to the risk that the value of the index may decline, at times sharply and unpredictably. In addition, ETNs — which are debt instruments — are subject to risk of default by the issuer. ETNs differ from ETFs. While ETFs are subject to market risk, ETNs are subject to both market risk and the risk of default by the issuer. ETNs are also subject to the risk that a liquid secondary market for any particular ETN might not be established or maintained.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Financial Services Sector Risk. The Fund’s investment in securities issued by financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting those companies. Investments in financial services companies includes the following risks:

•	financial services companies may suffer a setback if regulators change the rules under which they operate;

•	unstable interest rates can have a disproportionate effect on the financial services sector;

•

financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector;

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies; and

•	financial services companies have been significantly and negatively affected by the downturn in the subprime mortgage lending market and the resulting impact on the world’s economies.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Frequent trading risk. The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that a fund pays when it buys and sells securities, which may detract from the fund’s performance.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

Infrastructure and Real Estate Concentration Risk. The Fund’s investments are concentrated in the infrastructure and real estate sectors. Because the Fund is concentrated in such sectors, it may be subject to more risks than if it were broadly diversified across the economy. General changes in market sentiment towards infrastructure and real estate companies may adversely affect the Fund, and the performance of infrastructure and real estate companies may lag behind the broader market as a whole. Also, the Fund’s concentration in the infrastructure and real estate sectors may subject the Fund to risks associated with companies in those sectors.

Infrastructure Related Securities Risk.

General. The Fund invests significantly in infrastructure related securities, which will expose the Fund to the consequences of any adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. Infrastructure related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure related businesses may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

Technological Risk. Technological changes in the way a service or product is delivered may render existing technologies obsolete. Infrastructure assets have very few alternative uses should they become obsolete. Communications utilities may be particularly sensitive to these risks, as telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.

Developing Industries Risk. Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by infrastructure companies may not result in viable commercial products. Infrastructure

Shareholder Update (continued)

(Unaudited)

companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such infrastructure issuers may be considerably more volatile than those in more established segments of the economy.

Regional Risk. Should an event that impairs assets occur in a region where an infrastructure company operates, the performance of such infrastructure company may be adversely affected. As many infrastructure assets are not moveable, such an event may have enduring effects on the infrastructure company that are difficult to mitigate.

Strategic Asset Risk. Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or adverse political actions.

Environmental Risk. Infrastructure companies, in particular those in the electrical utility industry, can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure companies significant financial distress. Community and environmental groups may protest the development or operation of assets or facilities of infrastructure companies, and these protests may induce government action to the detriment of infrastructure companies.

Political and Expropriation Risk. Governments may attempt to influence the operations, revenue, profitability or contractual relationships of infrastructure companies or expropriate infrastructure companies’ assets. The public interest aspect of the products and services provided by infrastructure companies means political oversight will remain pervasive.

Operational Risk. The long-term profitability of infrastructure companies is partly dependent on the efficient operation and maintenance of their assets. Infrastructure companies may be subject to service interruptions due to environmental disasters, operational accidents or terrorist activities, which may impair their ability to maintain payments of dividends or interest to investors. The destruction or loss of an asset or facility may have a major adverse impact on an infrastructure company. Failure by the infrastructure company to operate and maintain its assets or facilities appropriately or to carry appropriate, enforceable insurance could lead to significant losses.

Regulatory Risk. Many infrastructure companies are subject to significant national, regional and local government regulation, which may include how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of infrastructure issuers. Regulators that have the power to set or modify the prices infrastructure issuers can charge for their products or services can have a significant impact on the profitability of such infrastructure issuers. The returns on regulated assets or services are usually stable during regulated periods, but may be volatile during any period that rates are reset by the regulator.

Infrastructure companies may be adversely affected by additional regulatory requirements enacted in response to environmental disasters or to address ongoing environment concerns, which may impose additional costs or limit certain operations by such companies operating in various sectors. Non-U.S. infrastructure companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Non-U.S. infrastructure companies may be more heavily regulated by their respective governments than companies in the United States and, as in the United States, may be required to seek government approval for rate increases. In addition, non-U.S. infrastructure companies in the electrical utility industry may use fuels that may cause more pollution than those used in the United States, which may require such companies to invest in pollution control equipment to meet any proposed pollution restrictions. Non-U.S. regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

Interest Rate Risk. Due to the high costs of developing, constructing, operating and distributing assets and facilities, many infrastructure companies are highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets. The structure and nature of the debt is therefore an important element to consider in assessing the interest rate risk posed by infrastructure companies. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including how they impact returns to equity holders) are crucial factors in assessing the degree of interest rate risk.

Inflation Risk. Many infrastructure companies may have fixed income streams and, therefore, may be unable to increase their dividends during inflationary periods. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not always be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.

Interest Rate Risk. Interest rate risk is the risk that securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term securities generally fluctuate more than prices of shorter-term securities as interest rates change.

Large-Cap Company Risk. While large-cap companies may be less volatile than those of mid-and small-cap companies, they still involve risk. To the extent the Fund invests in large-capitalization securities, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor. Large-capitalization companies may be unable to respond as quickly as smaller capitalization companies to competitive challenges or to changes in business, product, financial or other market conditions.

London Inter-Bank Offered Rate (“LIBOR”) Replacement Risk. The use of LIBOR will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies and markets are slowly developing in response to these new rates. The transition process away from LIBOR may involve, among other things, increased volatility in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products and instruments will be impacted by this transition.

Master Limited Partnerships (“MLPs”) Risk. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have significantly more limited rights to exercise control over the partnership and to vote on matters affecting the partnership. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources and their securities may trade infrequently and in limited volumes and be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Additionally, since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs. The value of any investment by the Fund in MLP units will depend on the MLP’s ability to qualify as a partnership for U.S. federal income tax purposes. If an MLP fails to meet the requirements for partnership status under the Code, or if the MLP is unable to do so because of changes in tax law or regulation, the MLP could be taxed as a corporation. In that case, the MLP would be obligated to pay U.S. federal income tax at the entity level, and distributions received by the Fund would be taxed as dividend income. The Fund may also invest in debt securities issued by MLPs.

Natural Resource Related Securities Risk. During periods of financial or economic instability, the securities of companies engaged in the ownership, development, exploration, production, distribution or processing of natural resources, as well as the securities of companies that are suppliers to firms producing natural resources, instruments with economic characteristics similar to natural resources securities or direct holdings of natural resources, may be subject to extreme price fluctuations, reflecting the high volatility of natural resources’ prices. In addition, the instability of the prices of particular natural resources may result in volatile earnings of natural resource companies, which could lead to volatility in their financial condition and in the value of their securities. Additionally, due to the close connection between natural resources and where they are located, securities of natural resource companies may be particularly affected by events occurring in the countries or regions where such natural resources are found. This is heightened with respect to natural resources that are scarce or that are predominantly located in particular areas.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region.

Options Strategy Risk. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of its portfolio.

Shareholder Update (continued)

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Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Real Estate Industry Concentration Risk. The Fund’s investments are concentrated in the U.S. real estate industry. Because the Fund is concentrated in such securities, it may be subject to more risks than if it were broadly diversified across the economy. General changes in market sentiment towards the U.S. real estate industry may adversely affect the Fund, and the performance of the U.S. real estate industry may lag behind the broader market as a whole. Also, the Fund’s concentration in the U.S. real estate industry may subject the Fund to a variety of risks associated with such companies.

Real Estate Related Securities Risk. Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition for tenants, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to them, and companies that service the real estate industry. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills, which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income, in which case the REIT would become subject to U.S. federal income tax. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Rights and Warrants Risk. Rights and warrants are subject to the same market risks as common stocks, but are more volatile in price. Rights and warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in rights or warrants may be considered speculative. In addition, the value of a right or warrant does not necessarily change with the value of the underlying security and a right or warrant ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights’ or warrants’ expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Small and Mid-Cap Company Risk. The Fund may invest in companies with small, medium and large capitalizations. Smaller and medium-sized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is typically the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public.

Swap Transactions Risk. The Fund may enter into derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. The investment adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Unseasoned Company Risk. The Fund may invest in the securities of less seasoned companies. These investments may involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Fund may invest will be start-up companies, which may have insubstantial operational or earnings histories or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Less seasoned companies may seek to compete in markets and industries in which there are more established companies with substantially greater financial resources than they have, which could place such less seasoned companies at a significant competitive disadvantage and make it difficult for them to gain market share.

Valuation Risk. The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

When-Issued and Delayed-Delivery Transactions Risk. The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. To the extent the Fund invests in securities on a “when-issued” or “delayed-delivery” basis, a separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Whole Loans, Loan Participations and Other Mortgage-Related Interests Risk. Whole loans and loan participations represent undivided (in the case of the whole loans) and fractional (in the case of loan participations) interests in individual loans secured by residential real estate, including multi-family and/or single family residences, or commercial real estate, including shopping malls, retail space, office buildings and/or industrial or warehouse properties. The market values of and cash flows to these instruments are highly dependent on creditworthiness and economic situation of the particular borrowers under each loan, and therefore the performance of individual whole loans and loan participations may suffer even when general economic conditions are favorable. Whole loans and loan participations also may subject the Fund to a greater risk of loss arising from defaults by borrowers under the related loans than do mortgage-backed securities because whole loans and loan participations, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risks may be greater during a period of declining or stagnant real estate values. The individual loans underlying whole loans and loan participations may be larger than those underlying mortgage-backed securities. There may be certain costs and delays in the event of a foreclosure, and there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, accrued but unpaid interest and all foreclosure expenses, in which case the Fund may suffer a loss. In addition to the foregoing, with respect to loan participations, the Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent upon the cooperation of the other participation holders.

Shareholder Update (continued)

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Investment in whole loans and loan participations relating to multi-family residential properties may subject the Fund to a higher level of risk than investment in whole loans and loan participations relating to other residential properties. Multi-family lending is generally viewed as involving a greater risk of loss than one- to four-family residential lending. Multi-family lending typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. Furthermore, the repayment of loans secured by income-producing multifamily properties is typically dependent upon the successful operation of the underlying real estate project. If the cash flow from the project is reduced (for example, if leases are not obtained or renewed), the borrower’s ability to repay the multi-family loan may be impaired. The market values of and cash flow to multi-family real estate can be affected significantly by supply and demand in the local market for the residential rental property and, therefore, the value to the Fund of any whole loans or loan participations relating to multi-family properties will be highly sensitive to changes in the local economic conditions where such multi-family properties are located. In addition, market values may vary as a result of economic events or governmental regulations outside the control of the borrower or lender, such as rent control laws, which impact the future cash flow to the property.

Investment in whole loans and loan participations relating to commercial properties may subject the Fund to certain risks that do not typically apply to investment in whole loans and loan participations relating to residential properties. Market values of and cash flows to commercial real estate may be adversely affected by declines in rental or occupancy rates and extended vacancies, the management skills of the borrower or third-party manager operating a business at the commercial property, overbuilding and changes in zoning laws and other environmental and land use regulations. Mortgage loans relating to commercial properties are also generally not fully amortizing, meaning they may have a significant “balloon” payment due at maturity. Loans with a balloon payment may be riskier than fully amortizing loans because the ability of a borrower to make a balloon payment will typically depend on its ability to either refinance the loan or sell the property, which the borrower may not be able to accomplish on commercially acceptable terms, if at all. In addition, mortgage loans relating to commercial properties are typically non-recourse to the borrowers, resulting in a higher risk of loss in the event of a foreclosure.

Certain loan participations held by the Fund may continue to have the mortgage servicers reflected as record owners of the underlying mortgages. Accordingly, if the mortgage servicer under a particular loan participation were to become insolvent, to have a receiver, conservator or similar official appointed for it by an appropriate regulatory authority or to become a debtor in a bankruptcy proceeding, there is a risk that the Fund’s rights to payments under the loan participation could become subject to the claims of the mortgage servicer’s creditors, which would adversely affect the value of the loan participation to the Fund. The Fund could also incur costs and delays in enforcing its rights to such payments.

Whole loans and loan participations are illiquid and may be difficult to sell when the sub-adviser deems it advisable to do so. See “Illiquid Securities Risk” above. Whole loans and loan participations, like mortgage-backed securities, are also subject to pre-payment risk, which is the risk that the borrowers under the mortgage loans might pay off their mortgage loans sooner than expected, which could happened when interest rates fall or for other reasons, which could cause the value of the Fund’s whole loans and loan participations to fall. Moreover, if the mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Borrowing Risk. In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The SEC recently adopted rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The full impact of such rules is uncertain at this time. It is possible that such rules, as interpreted, applied and enforced by the SEC, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the sub-advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets — this may create an incentive for the investment adviser and the sub-advisor to leverage the Fund or increase the Fund’s leverage.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares

Shareholder Update (continued)

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will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.

The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of December 31, 2021 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended December 31, 2021) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.

The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.

	Nuveen Real Estate Income Fund (JRS)	Nuveen Real Asset Income and Growth Fund (JRI)
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	27.39%	29.29%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	0.72%	0.87%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	0.20%	0.25%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(14.04)%	(14.50)%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(7.16)%	(7.43)%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	(0.27)%	(0.36)%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	6.62%	6.71%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	13.50%	13.78%

Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Shareholder Update (continued)

(Unaudited)

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

During the most recent fiscal year, there have been no changes to: (i) the Fund’s investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund; (iv) the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders, except as follows:

Principal Risks

The following principal risk has been added for the Nuveen Real Estate Income Fund (JRS):

Concentration Risk. The Fund’s investments are concentrated in issuers of one or a few specific economic sectors, so the Fund may be subject to more risks than if it were broadly diversified across the economy.

The following principal risk has been added for each of JRS and Nuveen Real Asset Income and Growth Fund (JRI):

London Inter-Bank Offered Rate (“LIBOR”) Replacement Risk. The use of LIBOR will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies and markets are slowly developing in response to these new rates. The transition process away from LIBOR may involve, among other things, increased volatility in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products and instruments will be impacted by this transition.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Albin F. Moschner	Joanne T. Medero	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Section 1250 and Long-Term Capital Gain Distributions

The Funds hereby designate as Section 1250 gain dividends and long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2021:

	JRS	JRI
Section 1250 gain dividends	$1,084,483	$—
Long-term capital gain dividends	10,411,287	—
Total	$11,495,770	$—

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code, and their percentages of qualified business income (“QBI”) for individuals under Section 199A of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	JRS	JRI
% of DRD	2.7%	16.5%
% of QDI	3.6%	47.3%
% of QBI	83.4%	13.1%

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871 (k) for the taxable year ended December 31, 2021.

	JRS	JRI
% of Interest-Related Dividends	1.9%	15.3%

JRI had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code for the taxable year ended December 31, 2021:

JRI
% of Section 163(j) Interest Dividends	18.8%

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JRS	JRI
Common shares repurchased	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

FTSE Nareit Preferred Stock Index: An index that is designed to track the performance of the U.S. REITs preferred stocks. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎

JRI Blended Benchmark (prior to April 1, 2021): Consists of: 1) 28% of the return of the S&P Global Infrastructure Index (Net), which is designed to measure the performance of listed infrastructure companies from around the world, 2) 21% of the return of FTSE EPRA/Nareit Developed Index (Net), which is designed to measure the performance of listed real estate companies and REITs worldwide, 3) 18% of the return of the Wells Fargo Hybrid & Preferred Securities REIT Index, which was designed to measure the performance of preferred securities issued in the U.S. market by REITs (index was discontinued on April 1, 2021), 4) 18% of the Bloomberg U.S. Corporate High Yield Index, which is designed to measure the performance of the USD-denominated, fixed-rate corporate high yield bond market, and 5) 15% of the return of the Bloomberg Global Capital Securities Index, which is designed to measure the performance of fixed-rate, investment grade capital securities denominated in USD, EUR and GBP. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

JRI Blended Benchmark (effective April 1, 2021): Consists of the previous composition prior to April 1, 2021, and thereafter: 1) 25% of the return of the FTSE EPRA/Nareit Developed Index (Net), which is designed to measure the performance of preferred securities issued in the U.S. market by REITs, 2) 22% of the return of the S&P Global Infrastructure Index (Net), which is designed to measure the performance of listed infrastructure companies from around the world, 3) 20% of the return of the ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index, which is designed to measure the performance of the energy and utilities subgroups of the ICE BofA All Capital Securities Index, 4) 20% of the Bloomberg U.S. Corporate High Yield Bond Index, which is designed to measure the performance of the USD-denominated, fixed-rate corporate high yield bond market, and 5) 13% of the return of the FTSE Nareit Preferred Stock Index, which is designed to measure the performance of publicly traded U.S. REIT preferred stocks. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

JRS Blended Benchmark (prior to April 1, 2021): Consists of: 1) 60% Wilshire U.S. Real Estate Securities Index (WILRESI), which is designed to measure the performance of U.S. publicly-traded real estate securities, and 2) 40% Wells Fargo Hybrid & Preferred Securities REIT Index, which was designed to measure the performance of preferred securities issued in the U.S. market by REITs (index was discontinued on April 1, 2021). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

JRS Blended Benchmark (effective April 1, 2021): Consists of the previous composition prior to April 1,2021, and thereafter: 1) 60% Wilshire U.S. Real Estate Securities Index (WILRESI), which is designed to measure the performance of U.S. publicly-traded real estate securities, and 2) 40% FTSE Nareit Preferred Stock Index, which is designed to measure the performance of publicly traded U.S. REIT preferred stocks. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (continued)

(Unaudited)

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

MSCI World Value Index (Net): An index designed to measure the performance of large- and mid-cap equity securities exhibiting overall value style characteristics across 23 developed market countries. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

Wilshire U.S. Real Estate Securities Index (WILRESI): An index designed to measure the performance of U.S. publicly-traded real estate securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	2008 Class II		142

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III		142

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005- 2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I		142

∎ AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).
1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2021 Class II		142

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing (Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/ Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
1954 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2021 Class III		142

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011- 2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004- 2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).
1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III		142

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served on The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.
1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II		142

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I		142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); formerly Director, Cboe, Global Markets, Inc., (2010-2020) formerly named CBOE Holdings, Inc.; formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I		142

∎ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).
1958 333 West Wacker Drive Chicago, IL 60606	Board Member	2020 Class III		142

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I		142

∎ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II		142

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ DAVID J. LAMB			Man1aging Director of Nuveen Fund Advisors, LLC (since 2019) Senior Managing Director (since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2015

∎ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Managing Director and Associate General Counsel (since January 2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management LLC (since 2018).
1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013

∎ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management (2012-2017).
1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2017

∎ NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2019

∎ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008- 2016); Senior Managing Director (since 2017), and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019

∎ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since 2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly,Managing Director, (Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
1969 730 Third Avenue New York, NY 10017	Vice President	2020

∎ CHRISTOPHER M. ROHRBACHER			Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017) General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017), and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, (LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA- CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Formerly, Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-C-1221D 2007029-INV-Y-02/23

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2021	$29,010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2020	$28,450	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2021	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2020	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2021	$0	$0	$0	$0
December 31, 2020	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdal, Albin F. Moschner and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Security Capital may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, Security Capital has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients. For proxy matters that are not covered by the Guidelines or where a vote contrary to the Guidelines is considered appropriate, the investment analyst who covers that company will document on a proxy summary how Security Capital is voting and that summary is signed-off by the investment analyst, as well as two Portfolio Managers. In addition, this summary is provided to Security Capital’s Chief Compliance Officer.

To oversee and monitor the proxy-voting process, Security Capital has established a proxy committee and appointed a proxy administrator. The proxy committee meets periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

A copy of the Security Capital’s proxy voting procedures and guidelines are available upon request by contacting your client service representative.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Nuveen Fund Advisors, LLC (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”.) NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) for a portion of the registrant’s investments. (Security Capital is also referred to as “Sub-Adviser”.) Security Capital, as Sub-Adviser, provides discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8 (a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Anthony R. Manno Jr., is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth LLC. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago in 1973. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is a Certified Public Accountant and was awarded an Elijah Watt Sells Award and is a recipient of the President’s Call to Service Award, December 2008.

Kenneth D. Statz, is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Mr. Statz began his career in real estate finance and investing in REITs in 1981 as a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz received an MBA and a BBA in Finance from the University of Wisconsin.

Kevin W. Bedell, is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell began his career in real estate and finance in 1987 and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

Nathan J. Gear, is an Executive Director of Security Capital Research & Management Incorporated and a member of the Portfolio Management Team where, as a senior member of the Investment Analysis Team, he leads the fundamental analysis and pricing of REIT fixed income senior securities. Prior to joining Security Capital in 2006, Mr. Gear was involved in the underwriting and analysis of real estate loans for JPMorgan. Mr. Gear began his career in real estate and finance in 2003 and received his BS with honors from Pensacola Christian College and is a member of the Chartered Financial Analyst Institute.

Item 8 (a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are primarily responsible for the day-to-day portfolio management of the following accounts:

OTHER ACCOUNTS MANAGED

	Anthony R. Manno Jr.	Kenneth D. Statz	Kevin W. Bedell	Nathan J. Gear
(a) Registered Investment Companies
Number of accounts	1	1	1	1
Assets*	$0.2 billion	$0.2 billion	$0.2 billion	$0.2 billion
(b) Other pooled accounts
Non-performance fee accounts
Number of accounts	2	2	2	2
Assets*	$0.9 billion	$0.9 billion	$0.9 billion	$0.9 billion
Performance fee accounts
Number of accounts
Assets*
(c) Other
Non-performance fee accounts
Number of accounts	75	75	75	75
Assets*	$3.1 billion	$3.1 billion	$3.1 billion	$3.1 billion
Performance fee accounts
Number of accounts	6	6	6	6
Assets*	$0.8 billion	$0.8 billion	$0.8 billion	$0.8 billion

* Assets are as of December 31, 2021.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the “Funds”). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing Security Capital’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

Security Capital may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for Security Capital or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Security Capital may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Security Capital may be perceived as causing accounts it manages to participate in an offering to increase Security Capital’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If Security Capital manages accounts that engage in short sales of securities of the type in which the Funds invests, Security Capital could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Security Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders placed for the same equity security within a reasonable time period are aggregated consistent with Security Capital’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Item 8 (a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers’ compensation is as follows:

The principal form of compensation of Security Capital’s professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital’s parent company, JPMorgan Chase & Co., and/or (ii) in self-directed parent company mutual funds, all vesting over a three-year period (50% each after the second and third years). The annual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Funds.

Item 8 (a)(4).	OWNERSHIP OF JRS SECURITIES AS OF DECEMBER 31, 2021

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
Anthony R. Manno Jr.	X
Kenneth D. Statz					X
Kevin W. Bedell	X
Nathan J. Gear	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Estate Income Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2022

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 9, 2022